UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08134

Eaton Vance Municipals Trust II
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2005

Item 1. Reports to Stockholders

EDUCATION

Annual Report January 31, 2005

EATON VANCE MUNICIPALS TRUST II

Florida Insured

Hawaii

Kansas

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•                  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•                  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•                  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•                  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Eaton Vance Municipals Funds as of January 31, 2005

TABLE OF CONTENTS

President’s Letter to Shareholders	2

Market Recap	3

Fund Investment Updates
Florida Insured	4
Hawaii	6
Kansas	8

Disclosure of Fund Expenses	10

Financial Statements	12

Management and Organization	38

Eaton Vance Municipals Funds as of January 31, 2005

LETTER TO SHAREHOLDERS

Thomas J. Fetter
President

The municipal bond market is a center of capital formation for states, municipalities and, in some cases, private economic initiatives. In this edition of our continuing educational series, we will discuss industrial development revenue (IDR) bonds. IDR bonds have long been used as a financing mechanism by local governments to provide assistance to local employers and encourage job retention and creation within their communities.

IDR bonds finance private activities that benefit the public...

IDR bonds are issued by municipal authorities to finance projects and facilities used by private corporations. Historically, IDR bonds have represented a partnership between the private and public sectors – a source of dedicated funding for companies and a source of job creation in projects beneficial to local communities.  The “Private-Activities” provision of the Tax Reform Act of 1986 permits issuance of tax-exempt bonds for specific activities, including pollution control; gas and electric service; water distribution; wastewater systems; solid waste disposal; airports and selected transportation projects; and other industrial projects.

The Act also placed a cap on the dollar amount that may be raised for IDR bonds in each state, limiting the amount to $50 per person/per state/per year, with a $150 million maximum. These limitations provide protection against potential abuse and ensure that tax-exempt IDR bonds will indeed be issued for projects that will benefit the public.

IDR bonds finance utility-related projects and other key industrial initiatives...

Typically, IDR bond projects provide financing for manufacturing, processing or utility facilities. Historically, about one-half of these bonds have been issued to finance pollution control facilities for manufacturers and electric utilities. As many utilities and manufacturers have been ordered to comply with stricter environmental and fuel standards, pollution control bonds have helped finance the retrofits of existing plants. Other IDR bonds have served as inducements from state and local issuers to locate plants or build new facilities, in the hope that such construction might generate further economic growth for a community.

IDR bonds are secured by corporate revenues – not those of state or local governments...

IDR bond issues are secured by the credit of the underlying corporation. The municipal issuing authority acts solely as a conduit to permit tax-exempt financing. The corporation pledges to make payments sufficient to meet all debt service obligations. Unlike some revenue issues, IDR bonds are backed by revenues of the entire corporation, not solely by those of the project being financed.

Because IDR bonds are backed by corporate revenues and not by the taxing authority of a state or local jurisdiction, they have historically provided coupon premiums above those of general obligations and other more traditional revenue bonds. Bonds may be either collateralized or unsecured. Collateralized bonds have a lien against the company’s assets, which may provide bond holders enhanced bargaining power in the event of a bankruptcy. Unsecured bonds have no such lien.

While providing new opportunities, IDR bonds require rigorous analysis...

While IDR bonds may provide unusual investment opportunities, they also may entail increased risk and, therefore, demand especially intensive analysis. At Eaton Vance, we have credit analysts and resources dedicated to IDR bond research.

We feel that IDR bonds represent a key segment of the municipal bond market and should remain an important source of capital formation. In our view, the experience and resources needed to evaluate these issues further demonstrates the value of professional management. We will continue to look for opportunities in this sector of the municipal market.

Sincerely,

/s/ Thomas J. Fetter
Thomas J. Fetter
President
March 9, 2005

Mutual Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Municipals Funds as of January 31, 2005

MARKET RECAP

Despite rising core inflation, an alarming jump in the Federal budget deficit and a hike in short-term interest rates, the U.S. economy remained on track for moderate growth in the year ended January 31, 2005. One major factor for fixed-income investors during the period was the spike in gasoline and energy prices. Nonetheless, consumers remained fairly upbeat, with holiday season spending actually exceeding last year’s levels.

The U.S. economy continued its recovery in 2004, as manufacturing rebounded...

The nation’s Gross Domestic Product grew by 3.1% in the fourth quarter of 2004, according to preliminary Commerce Department figures, following a 4.0% rise in the third quarter. Economic activity was uneven, with some segments slowing and others growing at varying rates. For example, manufacturing activity gained strength, as capital spending picked up among businesses. Transportation equipment, electrical equipment, building materials and machine tools were in especially strong demand.

Demand was not uniform across the board, however, as evidenced by declines in the shipments of textiles, automobiles and some technology products. The residential construction sector remained strong, despite rising mortgage rates. The commercial segment, which has lagged significantly, showed some signs of renewal, with office vacancy rates moving lower.

After a sluggish first half, job growth gained traction in the second half of the fiscal year...

2004 brought some improvement on the job front. After posting minimal job growth in the first half of 2004, the second half brought increased hiring in selected industries. Manufacturing jobs gained, as did hiring in the service sectors, tourism, some transportation areas and the financial sector. Having postponed new hiring for many months, some businesses apparently became more confident about the staying power of the recovery. As a result of increased job growth, the nation’s unemployment rate fell to 5.2% in January 2005, down from 5.7% a year earlier.

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Funds’ yields. Statistics as of January 31, 2005.

Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

The Federal Reserve raised short-term interest rates in 2004...

The Federal Reserve pushed short-term rates higher, suggesting it will continue to raise rates to keep the economy from growing too quickly and, thereby, reviving inflation. Beginning in June 2004, the Fed increased its Federal Funds rate – a key short-term interest rate barometer – on six occasions, raising that benchmark from 1.00% to 2.50%.

In a volatile environment, the municipal bond market managed a respectable gain for the year. For the year ended January 31, 2005, the Lehman Brothers Municipal Bond Index had a total return of 4.86%.

*It is not possible to invest directly in an Index.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Florida Insured Municipals Fund as of January 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•     The Fund’s Class A shares had a total return of 3.34% during the year ended January 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $11.38 per share on January 31, 2005 from $11.54 on January 31, 2004, and the reinvestment of $0.529 in dividends.(2)

•     The Fund’s Class B shares had a total return of 2.64% during the year ended January 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $11.25 per share on January 31, 2005 from $11.42 on January 31, 2004, and the reinvestment of $0.460 in dividends.(2)

•      For comparison, the Lehman Municipal Bond Index had a total return of 4.86% for the year ended January 31, 2005.(3)

•                  Based on the Fund’s most recent dividends and NAVs on January 31, 2005 of $11.38 per share for Class A and $11.25 for Class B, the Fund’s distribution rates were 4.53% and 3.85%, respectively.(4) The distribution rates of Class A and Class B are equivalent to taxable rates of 6.97% and 5.92%, respectively.(5)

•                  The SEC 30-day yields for Class A and Class B shares at January 31, 2005 were 3.74% and 3.18%, respectively.(6)  The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 5.75% and 4.89%, respectively.(5)

Formerly, the Fund invested its assets in a corresponding investment company (referred to as the Portfolio) that had the same investment objective and policies as the Fund. Effective September 10, 2004, the Fund began to invest its assets directly in securities. The Fund’s investment objective and other investment policies remain unchanged. In addition, Boston Management and Research, the investment adviser to the Portfolio, acts as investment adviser to the Fund. The investment advisery fee paid remains unchanged.

Management Discussion

Craig Brandon

Portfolio Manager

•      Although impacted by a severe hurricane season, Florida’s economy continued to expand in 2004. Tourism was hurt by the storms, as visitor volume declined 4% from a year ago. However, the construction industry enjoyed strong growth, amid a robust housing and improving commercial market. Florida’s jobless rate was 4.3% in January 2005, down from 4.9% a year ago.

•                  Insured* water and sewer bonds were the Fund’s largest sector weighting at January 31, 2005. Essential service revenues have remained relatively stable, generally unaffected by changes in the overall economy. Water issues have represented a large portion of Florida’s tax-exempt issuance in recent years, as the state has addressed the twin issues of growth and aging infrastructure.

•                  Insured* special tax revenue bonds constituted a major commitment for the Fund. These issues provided Florida communities a versatile financing mechanism for public facilities. They are additionally attractive for many investors because they are backed by tax receipts, not by individual project revenues.

•                  In the competitive Florida hospital sector, the Fund remained very selective. Management focused on insured* bonds of hospitals it believes have a competitive advantage due to marketable health care services and a sound underlying financial condition.

•                  The Fund had significant investments in the insured* transportation sector, including expressways, seaports and airport authorities. As Florida deals with an expanding population of tourists, northern emigres and retirees, transportation bonds have funded the expansion and updating of road, aviation and port facilities needed to accommodate this growth.

* Private insurance does not decrease the risk of loss of principal associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)  These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If the sales charge were deducted, returns would be lower.  (2) A portion of the Fund’s income may be subject to federal income or state intangibles taxes and/or alternative minimum tax.  (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.  (5) Taxable-equivalent figures assume a maximum 35.0% combined federal income and state intangibles tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance Florida Insured Municipals Fund as of January 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	3.34%	2.64%
Five Years	7.56	6.79
Ten Years	6.03	5.33
Life of Fund†	6.36	5.53
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.60%	-2.28%
Five Years	6.52	6.48
Ten Years	5.51	5.33
Life of Fund†	5.88	5.53

†Inception date: Class A: 3/3/94; Class B: 3/2/94

(1)  Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Diversification by Credit Quality(2)

(2)   As a percentage of total investments, as of January 31, 2005. Holdings subject to change due to active management.

Florida Insured Municipals Fund- Class B

Inception: 3/2/94

Date	Eaton Vance Florida Insured Municipals Fund Class B	Lehman Brothers Municipal Bond Index
1/31/1995	10,000	10,000
2/28/1995	10,383	10,291
3/31/1995	10,431	10,409
4/30/1995	10,427	10,421
5/31/1995	10,683	10,754
6/30/1995	10,449	10,660
7/31/1995	10,513	10,761
8/31/1995	10,584	10,897
9/30/1995	10,648	10,966
10/31/1995	10,863	11,126
11/30/1995	11,149	11,310
12/31/1995	11,324	11,419
1/31/1996	11,339	11,505
2/29/1996	11,187	11,428
3/31/1996	10,972	11,282
4/30/1996	10,934	11,250
5/31/1996	10,935	11,245
6/30/1996	11,044	11,368
7/31/1996	11,146	11,471
8/31/1996	11,126	11,468
9/30/1996	11,318	11,628
10/31/1996	11,380	11,760
11/30/1996	11,562	11,975
12/31/1996	11,479	11,925
1/31/1997	11,469	11,947
2/28/1997	11,591	12,057
3/31/1997	11,403	11,896
4/30/1997	11,477	11,996
5/31/1997	11,672	12,176
6/30/1997	11,793	12,306
7/31/1997	12,130	12,647
8/31/1997	11,944	12,528
9/30/1997	12,099	12,677
10/31/1997	12,210	12,759
11/30/1997	12,291	12,834
12/31/1997	12,488	13,021
1/31/1998	12,566	13,155
2/28/1998	12,581	13,159
3/31/1998	12,576	13,171
4/30/1998	12,507	13,111
5/31/1998	12,710	13,319
6/30/1998	12,768	13,371
7/31/1998	12,801	13,405
8/31/1998	13,011	13,612
9/30/1998	13,159	13,782
10/31/1998	13,097	13,781
11/30/1998	13,154	13,830
12/31/1998	13,148	13,865
1/31/1999	13,297	14,029
2/28/1999	13,214	13,968
3/31/1999	13,206	13,987
4/30/1999	13,215	14,022
5/31/1999	13,108	13,941
6/30/1999	12,830	13,741
7/31/1999	12,826	13,791
8/31/1999	12,575	13,680
9/30/1999	12,439	13,686
10/31/1999	12,256	13,537
11/30/1999	12,373	13,681
12/31/1999	12,224	13,579
1/31/2000	12,105	13,520
2/29/2000	12,354	13,677
3/31/2000	12,752	13,976
4/30/2000	12,593	13,894
5/31/2000	12,439	13,821
6/30/2000	12,905	14,188
7/31/2000	13,128	14,385
8/31/2000	13,322	14,607
9/30/2000	13,144	14,531
10/31/2000	13,342	14,689
11/30/2000	13,464	14,800
12/31/2000	13,965	15,166
1/31/2001	13,989	15,316
2/28/2001	14,023	15,365
3/31/2001	14,131	15,503
4/30/2001	13,849	15,335
5/31/2001	14,036	15,500
6/30/2001	14,149	15,604
7/31/2001	14,418	15,835
8/31/2001	14,687	16,095
9/30/2001	14,546	16,041
10/31/2001	14,734	16,224
11/30/2001	14,561	16,096
12/31/2001	14,391	15,943
1/31/2002	14,609	16,220
2/28/2002	14,806	16,415
3/31/2002	14,454	16,094
4/30/2002	14,705	16,408
5/31/2002	14,796	16,508
6/30/2002	14,906	16,683
7/31/2002	15,114	16,897
8/31/2002	15,302	17,100
9/30/2002	15,737	17,475
10/31/2002	15,364	17,185
11/30/2002	15,240	17,114
12/31/2002	15,636	17,475
1/31/2003	15,565	17,431
2/28/2003	15,789	17,674
3/31/2003	15,795	17,685
4/30/2003	15,999	17,802
5/31/2003	16,288	18,218
6/30/2003	16,120	18,141
7/31/2003	15,497	17,506
8/31/2003	15,650	17,637
9/30/2003	16,044	18,155
10/31/2003	16,028	18,064
11/30/2003	16,257	18,252
12/31/2003	16,350	18,403
1/31/2004	16,377	18,509
2/29/2004	16,637	18,787
3/31/2004	16,489	18,722
4/30/2004	16,063	18,278
5/31/2004	15,974	18,212
6/30/2004	15,995	18,278
7/31/2004	16,193	18,519
8/31/2004	16,336	18,890
9/30/2004	16,359	18,990
10/31/2004	16,470	19,154
11/30/2004	16,347	18,996
12/31/2004	16,591	19,228
1/31/2005	16,810	19,407

*      Sources: Thomson Financial; Lipper, Inc. Class B of the Fund commenced investment operations on 3/2/94.

A $10,000 hypothetical investment at net asset value in the Fund’s Class A shares over the same period would have been valued at $17,951. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $17,098. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Hawaii Municipals Fund as of January 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•      The Fund’s Class A shares had a total return of 3.91% during the year ended January 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $9.85 per share on January 31, 2005 from $9.91 on January 31, 2004, and the reinvestment of $0.435 in dividends.(2)

•                  The Fund’s Class B shares had a total return of 3.21% during the year ended January 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $9.97 per share on January 31, 2005 from $10.04 on January 31, 2004, and the reinvestment of $0.383 in dividends.(2)

•                  For comparison, the Lehman Municipal Bond Index had a total return of 4.86% for the year ended January 31, 2005.(3)

•                  Based on the Fund’s most recent dividends and NAVs on January 31, 2005 of $9.85 per share for Class A and $9.97 for Class B, the Fund’s distribution rates were 4.34% and 3.60%, respectively.(4) The distribution rates of Class A and Class B are equivalent to taxable rates of 7.28% and 6.04%, respectively.(5)

•                  The SEC 30-day yields for Class A and Class B shares at January 31, 2005 were 3.35% and 2.78%, respectively.(6)  The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 5.62% and 4.66%, respectively.(5)

Formerly, the Fund invested its assets in a corresponding investment company (referred to as the Portfolio) that had the same investment objective and policies as the Fund. Effective September 10, 2004, the Fund began to invest its assets directly in securities. The Fund’s investment objective and other investment policies remain unchanged. In addition, Boston Management and Research, the investment adviser to the Portfolio, acts as investment adviser to the Fund. The investment advisery fee paid remains unchanged.

Management Discussion

Robert B. MacIntosh
Portfolio Manager

•      Hawaii continued to post strong job growth in 2004. While the state enjoyed gains in many sectors during the past year, tourism benefited the most. Visits from Japan have returned to pre-September 11 levels. The health services sector also generated solid job gains, supported by Hawaii’s growing population of retirees. The state jobless rate was 3.0% in January 2005, down from 3.6% a year ago.

•                  Insured* general obligations were the Fund’s largest sector weighting at January 31, 2005. The Fund’s investments were focused on state and county issues, which have enjoyed an improving revenue outlook, as the Hawaii economy has rebounded.

•                  Insured* transportation bonds played a prominent role in the Fund. Not surprisingly, transportation has been a key factor in the recovery of Hawaii’s tourism industry. Investments included issues for highways, harbors and airport authorities.

•                  Lack of supply was once again a concern to Hawaii municipal investors. As the Fund sold some pre-refunded issues at a premium, management was able to enhance the Fund’s income by reinvesting the proceeds in some new issues of familiar large statewide issuers.

•                  The Fund reduced its exposure to Puerto Rico bonds during the period. Typically, these issues offer good quality and further opportunities for diversification. However, we believe they have become less attractive following their outperformance of the broad municipal market in the fourth quarter of 2004.

* Private insurance does not decrease the risk of loss of principal associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)  These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If the sales charge were deducted, returns would be lower.  (2) A portion of the Fund’s income may be subject to federal or state and local income taxes and/or alternative minimum tax.  (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.  (5) Taxable-equivalent figures assume a maximum 40.36% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance Hawaii Municipals Fund as of January 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	3.91%	3.21%
Five Years	7.48	6.68
Ten Years	5.92	5.36
Life of Fund†	4.91	4.50
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-0.99%	-1.75%
Five Years	6.45	6.36
Ten Years	5.41	5.36
Life of Fund†	4.44	4.50

†Inception date: Class A: 3/14/94; Class B: 3/2/94

(1)       Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Diversification by Credit Quality(2)

(2)   As a percentage of total investments, as of January 31, 2005. Holdings subject to change due to active management.

Hawaii Municipals Fund- Class B

Inception: 3/2/94

Date	Eaton Vance Hawaii Municipals Fund Class B	Lehman Brothers Municipal Bond Index
1/31/1995	10,000	10,000
2/28/1995	10,361	10,291
3/31/1995	10,491	10,409
4/30/1995	10,472	10,421
5/31/1995	10,769	10,754
6/30/1995	10,592	10,660
7/31/1995	10,684	10,761
8/31/1995	10,774	10,897
9/30/1995	10,865	10,966
10/31/1995	11,025	11,126
11/30/1995	11,242	11,310
12/31/1995	11,391	11,419
1/31/1996	11,473	11,505
2/29/1996	11,358	11,428
3/31/1996	11,183	11,282
4/30/1996	11,148	11,250
5/31/1996	11,112	11,245
6/30/1996	11,244	11,368
7/31/1996	11,346	11,471
8/31/1996	11,322	11,468
9/30/1996	11,489	11,628
10/31/1996	11,605	11,760
11/30/1996	11,797	11,975
12/31/1996	11,750	11,925
1/31/1997	11,749	11,947
2/28/1997	11,849	12,057
3/31/1997	11,671	11,896
4/30/1997	11,777	11,996
5/31/1997	11,946	12,176
6/30/1997	12,044	12,306
7/31/1997	12,385	12,647
8/31/1997	12,248	12,528
9/30/1997	12,358	12,677
10/31/1997	12,443	12,759
11/30/1997	12,508	12,834
12/31/1997	12,703	13,021
1/31/1998	12,815	13,155
2/28/1998	12,804	13,159
3/31/1998	12,796	13,171
4/30/1998	12,678	13,111
5/31/1998	12,906	13,319
6/30/1998	12,930	13,371
7/31/1998	12,953	13,405
8/31/1998	13,189	13,612
9/30/1998	13,354	13,782
10/31/1998	13,296	13,781
11/30/1998	13,346	13,830
12/31/1998	13,339	13,865
1/31/1999	13,493	14,029
2/28/1999	13,397	13,968
3/31/1999	13,399	13,987
4/30/1999	13,420	14,022
5/31/1999	13,296	13,941
6/30/1999	13,060	13,741
7/31/1999	13,039	13,791
8/31/1999	12,793	13,680
9/30/1999	12,691	13,686
10/31/1999	12,425	13,537
11/30/1999	12,515	13,681
12/31/1999	12,341	13,579
1/31/2000	12,200	13,520
2/29/2000	12,465	13,677
3/31/2000	12,857	13,976
4/30/2000	12,698	13,894
5/31/2000	12,546	13,821
6/30/2000	12,902	14,188
7/31/2000	13,119	14,385
8/31/2000	13,348	14,607
9/30/2000	13,224	14,531
10/31/2000	13,401	14,689
11/30/2000	13,533	14,800
12/31/2000	13,981	15,166
1/31/2001	14,030	15,316
2/28/2001	14,092	15,365
3/31/2001	14,179	15,503
4/30/2001	13,953	15,335
5/31/2001	14,130	15,500
6/30/2001	14,281	15,604
7/31/2001	14,492	15,835
8/31/2001	14,762	16,095
9/30/2001	14,534	16,041
10/31/2001	14,652	16,224
11/30/2001	14,567	16,096
12/31/2001	14,425	15,943
1/31/2002	14,607	16,220
2/28/2002	14,823	16,415
3/31/2002	14,522	16,094
4/30/2002	14,769	16,408
5/31/2002	14,849	16,508
6/30/2002	14,980	16,683
7/31/2002	15,133	16,897
8/31/2002	15,246	17,100
9/30/2002	15,561	17,475
10/31/2002	15,192	17,185
11/30/2002	15,151	17,114
12/31/2002	15,499	17,475
1/31/2003	15,377	17,431
2/28/2003	15,592	17,674
3/31/2003	15,543	17,685
4/30/2003	15,688	17,802
5/31/2003	15,991	18,218
6/30/2003	15,885	18,141
7/31/2003	15,504	17,506
8/31/2003	15,588	17,637
9/30/2003	15,944	18,155
10/31/2003	15,980	18,064
11/30/2003	16,181	18,252
12/31/2003	16,326	18,403
1/31/2004	16,329	18,509
2/29/2004	16,580	18,787
3/31/2004	16,385	18,722
4/30/2004	16,072	18,278
5/31/2004	16,009	18,212
6/30/2004	16,057	18,278
7/31/2004	16,238	18,519
8/31/2004	16,440	18,890
9/30/2004	16,506	18,990
10/31/2004	16,639	19,154
11/30/2004	16,490	18,996
12/31/2004	16,717	19,228
1/31/2005	16,853	19,407

*      Sources: Thomson Financial; Lipper, Inc. Class B of the Fund commenced investment operations on 3/2/94.

A $10,000 hypothetical investment at net asset value in the Fund’s Class A shares over the same period would have been valued at $17,776. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $16,933. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Kansas Municipals Fund as of January 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 3.46% during the year ended January 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $10.56 per share on January 31, 2005 from $10.68 on January 31, 2004, and the reinvestment of $0.476 in dividends.(2)

•                  The Fund’s Class B shares had a total return of 2.84% during the year ended January 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $10.47 per share on January 31, 2005 from $10.59 on January 31, 2004, and the reinvestment of $0.411 in dividends.(2)

•                  For comparison, the Lehman Municipal Bond Index had a total return of 4.86% for the year ended January 31, 2005.(3)

•                  Based on the Fund’s most recent dividends and NAVs on January 31, 2005 of $10.56 per share for Class A and $10.47 for Class B, the Fund’s distribution rates were 4.30% and 3.56%, respectively.(4) The distribution rates of Class A and Class B are equivalent to taxable rates of 7.07% and 5.85%, respectively.(5)

•                  The SEC 30-day yields for Class A and Class B shares at January 31, 2005 were 3.37% and 2.87%, respectively.(6)  The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 5.54% and 4.72%, respectively.(5)

Formerly, the Fund invested its assets in a corresponding investment company (referred to as the Portfolio) that had the same investment objective and policies as the Fund. Effective September 10, 2004, the Fund began to invest its assets directly in securities. The Fund’s investment objective and other investment policies remain unchanged. In addition, Boston Management and Research, the investment adviser to the Portfolio, acts as investment adviser to the Fund. The investment advisery fee paid remains unchanged.

Management Discussion

Thomas M. Metzold

Co-Portfolio Manager

William H. Ahern

Co-Portfolio Manager

•                  The Kansas economy gained strength in the third quarter of 2004, as job growth expanded in two consecutive quarters for the first time in five years. Manufacturing was especially strong, recovering some of the severe losses suffered during the downturn. The aerospace industry and drought-damaged farm sector remained areas of concern. The Kansas jobless rate was 5.2% in January 2005, down from 5.6% a year ago.

•                  Insured* general obligations were the Fund’s largest sector weighting at January 31, 2005 and provided a high-quality investment in a still-recovering economy. The Fund’s investments were focused on county unified school district issues, which have historically had fairly stable revenues.

•                  Insured* hospital bonds constituted prominent investments for the Fund. With cost containment increasingly a requisite for survival in the hospital industry, management emphasized issuers with strong underlying fundamentals, attractive health care specialties and high utilization rates.

•                  The Fund maintained an exposure to essential services bonds, including insured* electric utilities issues. Because the revenues for these issues are based on customer electric bill payments, they are considered less subject to economic fluctuations than many cyclical issuers.

•                  The Fund had significant investments in escrowed bonds. Pre-refunded and backed by Treasury bonds, these issues are considered very high quality. Among the Fund’s escrowed bonds were state highway issues and county single family mortgage revenue bonds.

* Private insurance does not decrease the risk of loss of principal associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)  These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If the sales charge were deducted, returns would be lower.  (2) A portion of the Fund’s income may be subject to federal or state and local income taxes and/or alternative minimum tax.  (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.  (5) Taxable-equivalent figures assume a maximum 39.19% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance Kansas Municipals Fund as of January 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	3.46%	2.84%
Five Years	7.57	6.82
Ten Years	6.07	5.44
Life of Fund†	5.54	4.99
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.43%	-2.10%
Five Years	6.53	6.51
Ten Years	5.55	5.44
Life of Fund†	5.07	4.99

†Inception date: Class A: 3/3/94; Class B: 3/2/94

(1)       Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Diversification by Credit Quality(2)

(2)           As a percentage of total investments, as of January 31, 2005. Holdings subject to change due to active management.

Kansas Municipals Fund- Class B

Inception: 3/2/94

Date	Eaton Vance Kansas Municipals Fund Class B	Lehman Brothers Municipal Bond Index
1/31/1995	10,000	10,000
2/28/1995	10,335	10,291
3/31/1995	10,426	10,409
4/30/1995	10,419	10,421
5/31/1995	10,670	10,754
6/30/1995	10,522	10,660
7/31/1995	10,588	10,761
8/31/1995	10,705	10,897
9/30/1995	10,781	10,966
10/31/1995	10,966	11,126
11/30/1995	11,151	11,310
12/31/1995	11,259	11,419
1/31/1996	11,327	11,505
2/29/1996	11,216	11,428
3/31/1996	11,049	11,282
4/30/1996	11,027	11,250
5/31/1996	11,025	11,245
6/30/1996	11,118	11,368
7/31/1996	11,226	11,471
8/31/1996	11,236	11,468
9/30/1996	11,407	11,628
10/31/1996	11,506	11,760
11/30/1996	11,712	11,975
12/31/1996	11,630	11,925
1/31/1997	11,605	11,947
2/28/1997	11,713	12,057
3/31/1997	11,579	11,896
4/30/1997	11,691	11,996
5/31/1997	11,840	12,176
6/30/1997	11,958	12,306
7/31/1997	12,283	12,647
8/31/1997	12,141	12,528
9/30/1997	12,282	12,677
10/31/1997	12,327	12,759
11/30/1997	12,401	12,834
12/31/1997	12,563	13,021
1/31/1998	12,635	13,155
2/28/1998	12,625	13,159
3/31/1998	12,642	13,171
4/30/1998	12,578	13,111
5/31/1998	12,773	13,319
6/30/1998	12,784	13,371
7/31/1998	12,819	13,405
8/31/1998	12,996	13,612
9/30/1998	13,117	13,782
10/31/1998	13,087	13,781
11/30/1998	13,124	13,830
12/31/1998	13,124	13,865
1/31/1999	13,261	14,029
2/28/1999	13,195	13,968
3/31/1999	13,198	13,987
4/30/1999	13,232	14,022
5/31/1999	13,139	13,941
6/30/1999	12,897	13,741
7/31/1999	12,904	13,791
8/31/1999	12,705	13,680
9/30/1999	12,593	13,686
10/31/1999	12,376	13,537
11/30/1999	12,503	13,681
12/31/1999	12,337	13,579
1/31/2000	12,217	13,520
2/29/2000	12,462	13,677
3/31/2000	12,815	13,976
4/30/2000	12,703	13,894
5/31/2000	12,583	13,821
6/30/2000	12,956	14,188
7/31/2000	13,181	14,385
8/31/2000	13,417	14,607
9/30/2000	13,272	14,531
10/31/2000	13,444	14,689
11/30/2000	13,601	14,800
12/31/2000	14,077	15,166
1/31/2001	14,112	15,316
2/28/2001	14,173	15,365
3/31/2001	14,273	15,503
4/30/2001	14,040	15,335
5/31/2001	14,211	15,500
6/30/2001	14,328	15,604
7/31/2001	14,559	15,835
8/31/2001	14,804	16,095
9/30/2001	14,683	16,041
10/31/2001	14,867	16,224
11/30/2001	14,698	16,096
12/31/2001	14,545	15,943
1/31/2002	14,690	16,220
2/28/2002	14,911	16,415
3/31/2002	14,547	16,094
4/30/2002	14,900	16,408
5/31/2002	14,991	16,508
6/30/2002	15,130	16,683
7/31/2002	15,291	16,897
8/31/2002	15,471	17,100
9/30/2002	15,906	17,475
10/31/2002	15,461	17,185
11/30/2002	15,390	17,114
12/31/2002	15,828	17,475
1/31/2003	15,665	17,431
2/28/2003	15,824	17,674
3/31/2003	15,836	17,685
4/30/2003	16,049	17,802
5/31/2003	16,279	18,218
6/30/2003	16,208	18,141
7/31/2003	15,659	17,506
8/31/2003	15,740	17,637
9/30/2003	16,190	18,155
10/31/2003	16,209	18,064
11/30/2003	16,372	18,252
12/31/2003	16,496	18,403
1/31/2004	16,519	18,509
2/29/2004	16,779	18,787
3/31/2004	16,548	18,722
4/30/2004	16,283	18,278
5/31/2004	16,290	18,212
6/30/2004	16,276	18,278
7/31/2004	16,454	18,519
8/31/2004	16,556	18,890
9/30/2004	16,607	18,990
10/31/2004	16,675	19,154
11/30/2004	16,600	18,996
12/31/2004	16,808	19,228
1/31/2005	16,988	19,407

*                 Sources: Thomson Financial; Lipper, Inc. Class B of the Fund commenced investment operations on 3/2/94.

A $10,000 hypothetical investment at net asset value in the Fund’s Class A shares over the same period would have been valued at $18,031. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $17,168. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Municipals Funds as of January 31, 2005

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2004 – January 31, 2005).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Florida Insured Municipals Fund

	Beginning Account Value (8/1/04)	Ending Account Value (1/31/05)	Expenses Paid During Period* (8/1/04-1/31/05)

Actual
Class A	$1,000.00	$1,040.10	$3.33
Class B	$1,000.00	$1,038.10	$7.17

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.30
Class B	$1,000.00	$1,018.10	$7.10

*                 Expenses are equal to the Fund’s annualized expense ratio of 0.65% for Class A shares and 1.40% for Class B shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2004. The example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Hawaii Municipals Fund

	Beginning Account Value (8/1/04)	Ending Account Value (1/31/05)	Expenses Paid During Period* (8/1/04-1/31/05)

Actual
Class A	$1,000.00	$1,040.30	$3.80
Class B	$1,000.00	$1,037.90	$7.53

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.76
Class B	$1,000.00	$1,017.70	$7.46

*      Expenses are equal to the Fund’s annualized expense ratio of 0.74% for Class A shares and 1.47% for Class B shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2004. The example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Kansas Municipals Fund

	Beginning Account Value (8/1/04)	Ending Account Value (1/31/05)	Expenses Paid During Period* (8/1/04-1/31/05)

Actual
Class A	$1,000.00	$1,034.60	$3.63
Class B	$1,000.00	$1,032.50	$7.31

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.60	$3.61
Class B	$1,000.00	$1,017.90	$7.25

*      Expenses are equal to the Fund’s annualized expense ratio of 0.71% for Class A shares and 1.43% for Class B shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2004. The example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Florida Insured Municipals Fund as of January 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 99.0%
Principal Amount (000's omitted)	Security	Value
Hospital - 1.9%
$250	Highland County, Health Facilities Authority, (Adventist Health System), 5.375%, 11/15/35	$262,402
50	Highlands County, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/23	51,958
500	Orange County, Health Facilities Authority, (Nemours Foundation), 5.00%, 1/1/35	525,320
		$839,680
Housing - 2.4%
$250	Escambia County, HFA, SFMR, (GNMA), (AMT), 7.00%, 4/1/28	$255,630
75	Manatee County, HFA, SFMR, (GNMA), (AMT), 6.875%, 11/1/26	75,681
500	Pinellas County, HFA, SFMR, (GNMA), (AMT), 5.80%, 3/1/29	517,025
200	Pinellas County, HFA, SFMR, (GNMA), (AMT), 6.70%, 2/1/28	204,148
		$1,052,484
Insured-Education - 2.3%
$1,000	Florida State University, System Improvement Revenue, (AMBAC), 4.50%, 7/1/23	$1,012,550
		$1,012,550
Insured-Electric Utilities - 8.9%
$1,000	JEA, (FSA), 4.75%, 10/1/33	$1,007,450
1,100	JEA, (FSA), 4.75%, 10/1/34	1,108,602
600	Puerto Rico Electric Power Authority, (FSA), Variable Rate, 8.39%, 7/1/29(1)(2)	704,040
750	Puerto Rico Electric Power Authority, (MBIA), 5.00%, 7/1/32	788,887
200	Puerto Rico Electric Power Authority, (MBIA), Variable Rate, 12.295%, 7/1/16(1)(3)	305,624
		$3,914,603
Insured-Escrowed / Prerefunded - 5.8%
$1,160	Dade County, Professional Sports Franchise, (MBIA), Escrowed to Maturity, 0.00%, 10/1/19	$615,763
1,000	Dade County, Professional Sports Franchise, (MBIA), Escrowed to Maturity, 5.25%, 10/1/30	1,132,410
250	Lakeland, Energy System, (MBIA), Prerefunded to 10/1/10, 5.50%, 10/1/40	283,242

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded (continued)
$465	Polk County, Transportation Improvements, (FSA), Prerefunded to 12/1/10, 5.25%, 12/1/22	$525,882
		$2,557,297
Insured-General Obligations - 4.5%
$500	Florida Board of Education Capital Outlay, (Public Education), (MBIA), 5.00%, 6/1/32	$522,875
1,000	Florida Board of Education, Capital Outlay, (Public Education), (MBIA), 5.00%, 6/1/32(4)	1,042,200
330	Puerto Rico, (FSA), Variable Rate, 9.459%, 7/1/27(1)(3)	423,416
		$1,988,491
Insured-Hospital - 13.4%
$1,020	Brevard County, Health Facilities Authority, (Health First, Inc.), (MBIA), 5.125%, 4/1/31	$1,064,656
200	Dade, Public Facilities Board, (Jackson Memorial Hospital), (MBIA), 4.875%, 6/1/15	200,726
1,000	Jacksonville, Economic Development Commission Health Care, (Mayo Clinic), (MBIA), 5.50%, 11/15/36	1,108,950
350	Miami Dade County, Health Facilities Authority, (Miami Children's Hospital), (AMBAC), 5.125%, 8/15/26	370,149
1,000	Sarasota County, Public Hospital Board, (Sarasota Memorial Hospital), (MBIA), 5.50%, 7/1/28	1,150,930
1,900	South Miami, Health Facility Authority Hospital Revenue, (Baptist Health), (AMBAC), 5.25%, 11/15/33	2,021,752
		$5,917,163
Insured-Housing - 3.5%
$1,000	Florida HFA, (Mariner Club Apartments), (AMBAC), (AMT), 6.375%, 9/1/36	$1,037,260
500	Florida HFA, (Spinnaker Cove Apartments), (AMBAC), (AMT), 6.50%, 7/1/36	518,385
		$1,555,645
Insured-Lease Revenue / Certificates of Participation - 1.9%
$500	Broward County, School Board, Certificates of Participation, (FSA), 5.00%, 7/1/26	$525,410
250	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 7.86%, 6/1/26(1)(2)	292,900
		$818,310
Insured-Miscellaneous - 4.2%
$500	St. John's County, IDA, (Professional Golf), (MBIA), 5.00%, 9/1/23	$537,725

See notes to financial statements

Eaton Vance Florida Insured Municipals Fund as of January 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Miscellaneous (continued)
$1,250	Village Center Community Development District, (MBIA), 5.00%, 11/1/32	$1,309,563
		$1,847,288
Insured-Solid Waste - 1.2%
$500	Dade County Resource Recovery Facilities, (AMBAC), (AMT), 5.50%, 10/1/13	$529,625
		$529,625
Insured-Special Assessment Revenue - 1.2%
$490	Julington Creek, Plantation Community Development District, (MBIA), 5.00%, 5/1/29	$512,021
		$512,021
Insured-Special Tax Revenue - 16.2%
$345	Celebration Community Development District, (MBIA), 5.125%, 5/1/20	$373,149
750	Crossings at Fleming Island Community Development District, (MBIA), 5.80%, 5/1/16	853,170
415	Dade County, Special Obligations, Residual Certificates, (AMBAC), 12.255%, 10/1/35(1)(3)	440,174
1,580	Jacksonville Sales Tax, (AMBAC), 5.00%, 10/1/30	1,636,469
500	Jacksonville, Capital Improvement Revenue, (Stadium), (AMBAC), 4.75%, 10/1/25	510,550
300	Orange County, Tourist Development Tax, (AMBAC), 11.17%, 10/1/30(1)(3)	345,609
340	Sunrise Public Facilities Sales Tax, (MBIA), 0.00%, 10/1/15	219,382
1,625	Tampa, Utility Tax, (AMBAC), 0.00%, 4/1/21	783,331
1,950	Tampa, Utility Tax, (AMBAC), 0.00%, 10/1/21	919,016
1,000	Volusia County, Tourist Development Tax, (FSA), 5.00%, 12/1/34	1,051,910
		$7,132,760
Insured-Transportation - 12.2%
$500	Dade County Aviation Facilities, (Miami International Airport), (FSA), (AMT), 5.125%, 10/1/22	$517,250
500	Dade County, Seaport, (MBIA), 5.125%, 10/1/16	531,255
400	Greater Orlando, Aviation Authority, (FGIC), 10.75%, 10/1/18(1)(3)	468,724
500	Miami-Dade County, International Airport, (FGIC), 5.00%, 10/1/37	521,785
500	Puerto Rico Highway and Transportation Authority, (MBIA), 4.75%, 7/1/38	518,345
750	Puerto Rico Highway and Transportation Authority, (MBIA), 5.00%, 7/1/36	797,993

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$150	Puerto Rico Highway and Transportation Authority, (MBIA), 5.50%, 7/1/36	$168,798
500	Tampa-Hillsborough County Expressway Authority, (FGIC), 5.00%, 7/1/32	521,250
1,250	Tampa-Hillsborough County Expressway Authority, (FGIC), 5.00%, 7/1/35	1,302,675
		$5,348,075
Insured-Water and Sewer - 19.4%
$735	Enterprise Community Development District, Water and Sewer, (MBIA), 6.125%, 5/1/24	$742,019
250	Florida Governmental Utility Authority, (Barefoot Bay Utility System), (AMBAC), 5.00%, 10/1/29	258,880
1,000	Jacksonville, Water and Sewer, (AMBAC), (AMT), 6.35%, 8/1/25	1,038,430
1,000	Lee County, IDA, (Bonita Springs Utilities), (MBIA), (AMT), 6.05%, 11/1/20	1,064,650
1,000	Marco Island, Utility System, (MBIA), 5.00%, 10/1/24	1,073,030
500	Marco Island, Utility System, (MBIA), 5.00%, 10/1/27	528,595
1,000	Marion County, Utility System, (FGIC), 5.00%, 12/1/31	1,040,340
1,000	Marion County, Utility System, (MBIA), 5.00%, 12/1/28	1,053,570
1,000	Sunrise Utilities System, (AMBAC), 5.00%, 10/1/28	1,075,470
250	Tallahassee, Consolidated Utility System, (FGIC), 5.50%, 10/1/19	295,420
375	Tampa Bay, Water Utility System, (FGIC), 7.34%, 10/1/27(1)(2)	387,431
		$8,557,835
Total Tax-Exempt Investments - 99.0% (identified cost $40,425,425)		$43,583,827
Other Assets, Less Liabilities - 1.0%		$434,492
Net Assets - 100.0%		$44,018,319

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2005,

See notes to financial statements

Eaton Vance Florida Insured Municipals Fund as of January 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

95.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 10.4% to 42.4% of total investments.

At January 31, 2005, the Fund's insured securities by financial institution are as follows:

	Market Value	% of Market Value
American Municipal Bond Assurance Corp. (AMBAC)	$12,790,550	29.4%
Financial Guaranty Insurance Corp. (FGIC)	4,537,625	10.4%
Financial Security Assurance (FSA)	5,863,960	13.5%
Municipal Bond Insurance Association (MBIA)	18,499,528	42.4%
	$41,691,663	95.7%

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2005, the aggregate value of the securities is $3,367,918 or 7.7% of the Fund's net assets.

(2)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at January 31, 2005.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at January 31, 2005.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Hawaii Municipals Fund as of January 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 96.4%

Principal Amount (000's omitted)	Security	Value
Electric Utilities - 1.7%
$500	Puerto Rico Electric Power Authority, 0.00%, 7/1/17	$306,145
		$306,145
Escrowed / Prerefunded - 3.6%
$620	Hawaii Department of Budget and Finance, (Queens Health System), Prerefunded to 7/1/06, 5.75%, 7/1/26	$660,511
		$660,511
General Obligations - 10.0%
$750	Honolulu, 4.75%, 9/1/17	$818,752
575	Maui County, 5.00%, 3/1/21	608,143
200	Maui County, 5.50%, 3/1/19	223,950
285	Puerto Rico, 0.00%, 7/1/15	187,410
		$1,838,255
Hospital - 3.1%
$300	Hawaii Department of Budget and Finance, (Wilcox Memorial Hospital), 5.35%, 7/1/18	$309,132
150	Hawaii Department of Budget and Finance, (Wilcox Memorial Hospital), 5.50%, 7/1/28	152,269
100	Hawaii Pacific Health, 5.60%, 7/1/33	103,458
		$564,859
Housing - 6.6%
$240	Guam Housing Corp., Single Family, (AMT), 5.75%, 9/1/31	$268,394
930	Hawaii Housing Finance and Development, Single Family, 5.90%, 7/1/27	951,381
		$1,219,775
Industrial Development Revenue - 1.8%
$375	Hawaii Department of Transportation Special Facilities, (Continental Airlines), 7.00%, 6/1/20	$335,467
		$335,467
Insured-Education - 8.5%
$500	Hawaii State Housing Development Corp., (University of Hawaii), (AMBAC), 5.65%, 10/1/16	$515,590
240	University of Hawaii Board of Regents, University System, (FSA), 5.00%, 10/1/18	261,139
250	University of Hawaii Board of Regents, University System, (FSA), 5.25%, 10/1/16	277,843

Principal Amount (000's omitted)	Security	Value
Insured-Education (continued)
$100	University of Hawaii Board of Regents, University System, (FSA), 5.25%, 10/1/17	$111,137
400	University of Puerto Rico, (MBIA), 5.375%, 6/1/30	407,316
		$1,573,025
Insured-Electric Utilities - 4.2%
$500	Hawaii Department of Budget and Finance, (Electric Co. and Subsidiaries), (FGIC), (AMT), 4.80%, 1/1/25	$506,085
250	Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), (AMBAC), (AMT), 5.75%, 12/1/18	275,355
		$781,440
Insured-Escrowed / Prerefunded - 1.4%
$100	Hawaii Airports System, (MBIA), (AMT), Escrowed to Maturity, 6.90%, 7/1/12	$117,481
100	Puerto Rico, (FGIC), Prerefunded to 7/1/12, Variable Rate, 10.153%, 7/1/32(1)(2)	134,661
		$252,142
Insured-General Obligations - 23.7%
$350	Hawaii County, (FGIC), 5.125%, 7/15/21	$381,633
350	Hawaii County, (FGIC), 5.55%, 5/1/10	393,435
100	Hawaii County, (FSA), 5.00%, 7/15/22	107,402
375	Hawaii, (FSA), 5.125%, 2/1/22	406,849
375	Hawaii, (MBIA), 5.00%, 4/1/17	399,428
1,000	Hawaii, (MBIA), 5.25%, 5/1/24	1,102,700
345	Honolulu, City & County, (MBIA), 5.25%, 3/1/28	370,699
400	Kauai County, (MBIA), 5.00%, 8/1/24(3)	421,176
500	Maui County, (MBIA), 5.00%, 3/1/25	535,775
200	Puerto Rico, (FSA), Variable Rate, 9.459%, 7/1/27(1)(2)	256,616
		$4,375,713
Insured-Hospital - 0.5%
$100	Hawaii Department of Budget and Finance, (St. Francis Medical Center), (FSA), 6.50%, 7/1/22	$100,298
		$100,298
Insured-Special Tax Revenue - 3.1%
$300	Puerto Rico Infrastructure Financing Authority, (AMBAC), Variable Rate, 7.595%, 7/1/28(1)(4)	$333,063
210	Puerto Rico Infrastructure Financing Authority, (AMBAC), Variable Rate, 10.286%, 7/1/28(1)(2)	244,717
		$577,780

See notes to financial statements

Eaton Vance Hawaii Municipals Fund as of January 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation - 15.0%
$500	Hawaii Airports System, (FGIC), (AMT), 5.25%, 7/1/21	$528,810
250	Hawaii Highway, (FSA), 5.00%, 7/1/22	264,380
900	Hawaii, State Harbor Revenue, (FSA), (AMT), 5.00%, 1/1/23	940,878
1,000	Puerto Rico Highway and Transportation Authority, (FSA), 4.75%, 7/1/38	1,036,690
		$2,770,758
Insured-Water and Sewer - 8.8%
$1,000	Honolulu, City and County Board Water Supply Systems, (FSA), 5.25%, 7/1/31	$1,069,680
1,000	Honolulu, City and County Wastewater Systems, (FGIC), 0.00%, 7/1/18	553,330
		$1,623,010
Other Revenue - 1.4%
$200	Puerto Rico Infrastructure Financing Authority, Variable Rate, 10.099%, 10/1/34(1)(2)	$262,026
		$262,026
Special Tax Revenue - 1.4%
$250	Virgin Islands Public Facilities Authority, 5.625%, 10/1/25	$261,388
		$261,388
Transportation - 1.6%
$250	Hawaii Highway Revenue, 5.50%, 7/1/18	$291,898
		$291,898
Total Tax-Exempt Investments - 96.4% (identified cost $16,204,603)		$17,794,490
Other Assets, Less Liabilities - 3.6%		$662,212
Net Assets - 100.0%		$18,456,702

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Hawaii municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2005, 67.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 7.7% to 27.2% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2005, the aggregate value of the securities is $1,231,083 or 6.7% of the Fund's net assets.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at January 31, 2005.

(3)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at January 31, 2005.

See notes to financial statements

Eaton Vance Kansas Municipals Fund as of January 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 98.2%

Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded - 9.3%
$500	Johnson County, Unified School District #229, Prerefunded to 10/1/05, 5.00%, 10/1/16	$509,550
550	Kansas Highway Transportation Department, Prerefunded to 9/1/09, 5.25%, 9/1/19(1)	606,947
415	Labette County, SFMR, Escrowed to Maturity, 0.00%, 12/1/14	283,117
1,000	Saline County, SFMR, Escrowed to Maturity, 0.00%, 12/1/15	649,120
		$2,048,734
Hospital - 6.1%
$250	Sedgwick County, Health Care Facility, (Catholic Care Center, Inc.), 5.875%, 11/15/31	$261,965
500	University of Kansas Hospital Authority, 5.50%, 9/1/22	523,140
500	Wichita, (Christi Health Systems, Inc.), 6.25%, 11/15/24	554,185
		$1,339,290
Housing - 0.4%
$100	Puerto Rico Housing Finance Corp., 7.50%, 4/1/22	$100,631
		$100,631
Industrial Development Revenue - 1.7%
$350	Wyandotte County & Kansas City Unified Government Pollution, (General Motors Corp.), 6.00%, 6/1/25	$374,993
		$374,993
Insured-Education - 5.8%
$100	Kansas Development Finance Authority, (Kansas Board of Regents), (AMBAC), 5.00%, 4/1/14	$111,464
550	Kansas Development Finance Authority, (Kansas State University-Athletic Facility), (AMBAC), 0.00%, 7/1/18	306,735
500	Kansas Development Finance Authority, (University of Kansas), (MBIA), 4.50%, 4/1/35(2)	497,925
350	Washburn University, Topeka, (Living Learning Center), (AMBAC), 5%, 7/1/29	367,549
		$1,283,673
Insured-Electric Utilities - 7.4%
$250	Augusta, Electric System, (AMBAC), 5.00%, 8/1/22	$269,470
1,000	Burlington, PCR, (Kansas Gas & Electric Co.), (MBIA), 5.30%, 6/1/31	1,083,110
250	Pratt, Electric System, (AMBAC), 5.25%, 5/1/18	274,005
		$1,626,585

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded - 7.8%
$500	Chisholm Creek Utility Authority, Water and Wastewater, (Bel Aire & Park City), (MBIA), Prerefunded to 9/1/12, 5.25%, 9/1/20	$555,430
250	Kansas Development Finance Authority, (7th and Harrison Project), (AMBAC), Prerefunded to 12/1/09, 5.75%, 12/1/27	282,447
230	Puerto Rico, (FGIC), Variable Rate, 10.153%, 7/1/32(3)(4)	309,720
500	Washburn University, Topeka, (Living Learning Center), (AMBAC), Prerefunded to 7/1/09, 6.125%, 7/1/29	568,490
		$1,716,087
Insured-General Obligations - 23.4%
$250	Butler and Sedgwick County, Unified School District #385, (FGIC), 5.00%, 9/1/19	$271,117
250	Butler and Sedgwick County, Unified School District #385, (FSA), 5.40%, 9/1/18	275,610
750	Johnson & Miami Counties, Unified School District #230, (FGIC), 4.00%, 9/1/19	754,043
200	Johnson County, Unified School District #231, (FGIC), 6.00%, 10/1/16	243,148
250	Johnson County, Unified School District #232, (FSA), 4.75%, 9/1/19	266,043
300	Johnson County, Unified School District #233, (FGIC), 5.50%, 9/1/17	352,767
500	Lyon County, Unified School District #253, (FGIC), 4.75%, 9/1/21	522,475
80	Puerto Rico, (MBIA), Variable Rate, 12.335%, 7/1/20(3)(4)	126,178
750	Scott County, Unified School District #466, (FGIC), 5.00%, 9/1/22	808,538
500	Sedgwick County, Unified School District #259, (FSA), 2.50%, 10/1/17	428,050
700	Sedgwick County, Unified School District #259, (FSA), 2.50%, 10/1/18	589,267
500	Sedgwick County, Unified School District #267, (AMBAC), 5.00%, 11/1/19	539,685
		$5,176,921
Insured-Hospital - 11.3%
$250	Coffeyville, Public Building Commission Health Care Facility, (Coffeyville Regional Medical Center), (AMBAC), 5.00%, 8/1/22	$264,235
250	Kansas Development Finance Authority, (Hays Medical Center, Inc.), (MBIA), 5.50%, 11/15/22	266,555
500	Kansas Development Finance Authority, (Sisters Of Charity - Leavenworth), (MBIA), 5.00%, 12/1/25	515,070
500	Kansas Development Finance Authority, (St. Luke's/ Shawnee Mission), (MBIA), 5.375%, 11/15/26	529,810

See notes to financial statements

Eaton Vance Kansas Municipals Fund as of January 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Hospital (continued)
$600	Kansas Development Finance Authority, (Stormont-Vail Healthcare), (MBIA), 5.375%, 11/15/24	$663,186
250	Manhattan Hospital, (Mercy Health Center), (FSA), 5.20%, 8/15/26	263,605
		$2,502,461
Insured-Housing - 1.2%
$250	Augusta Public Building Commission Revenue, (Cottonwood Point, Inc.), (MBIA), 5.25%, 4/1/22	$274,780
		$274,780
Insured-Industrial Development Revenue - 1.2%
$250	Wyandotte County & Kansas City Unified Government Utility System, (MBIA), 5.00%, 5/1/21	$264,895
		$264,895
Insured-Lease Revenue / Certificates of Participation - 3.2%
$500	Kansas Development Finance Authority, (Capital Restoration Parking Facility), (FSA), 5.00%, 10/1/21(5)	$541,390
120	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 12.857%, 6/1/24(3)(4)	168,138
		$709,528
Insured-Special Tax Revenue - 2.8%
$525	Puerto Rico Infrastructure Financing Authority, (AMBAC), Variable Rate, 10.286%, 7/1/28(3)(4)	$611,793
		$611,793
Insured-Transportation - 6.2%
$440	Kansas Turnpike Authority, (AMBAC), Variable Rate, 7.709%, 9/1/18(3)(4)	$456,733
750	Kansas Turnpike Authority, (FSA), 5.00%, 9/1/24	802,515
100	Puerto Rico Highway and Transportation Authority, (FSA), Variable Rate, 10.835%, 7/1/32(3)(4)	113,980
		$1,373,228
Insured-Utility - 2.4%
$500	Wyandotte County & Kansas City Unified Government Utility System, (FSA), 5.00%, 9/1/28	$528,645
		$528,645

Principal Amount (000's omitted)	Security	Value
Insured-Water and Sewer - 5.8%
$500	Kansas Development Finance Authority, Public Water Supply, (AMBAC), 5.00%, 4/1/24	$534,495
500	Topeka, Water Pollution Control Utility System, (FGIC), 5.40%, 8/1/31	539,935
200	Wellington Electric, Waterworks, and Sewer Utilities System, (AMBAC), 5.20%, 5/1/23	213,282
		$1,287,712
Transportation - 1.2%
$250	Puerto Rico Highway and Transportation Authority, 5.00%, 7/1/42	$256,693
		$256,693
Water and Sewer - 1.0%
$200	Kansas Development Finance Authority, 5.00%, 11/1/21	$212,750
		$212,750
Total Tax-Exempt Investments - 98.2% (identified cost $19,952,569)		$21,689,399
Other Assets, Less Liabilities - 1.8%		$388,791
Net Assets - 100.0%		$22,078,190

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Kansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2005, 80.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 17.5% to 22.9% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(2)  When-issued security.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2005, the aggregate value of the securities is $1,786,542 or 8.1% of the Fund's net assets.

(4)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at January 31, 2005.

(5)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2005

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of January 31, 2005

	Florida Insured Fund	Hawaii Fund	Kansas Fund
Assets
Investments -
Identified cost	$40,425,425	$16,204,603	$19,952,569
Unrealized appreciation	3,158,402	1,589,887	1,736,830
Investments, at value	$43,583,827	$17,794,490	$21,689,399
Cash	$-	$103,179	$415,901
Receivable for investments sold	580,258	509,308	5,156
Receivable for Fund shares sold	90,032	976	286,222
Interest receivable	524,683	167,566	307,520
Total assets	$44,778,800	$18,575,519	$22,704,198
Liabilities
Payable for Fund shares redeemed	$9,582	$44,906	$9,360
Payable for daily variation margin on open financial futures contracts	15,234	6,016	7,031
Demand note payable	500,000	-	-
Dividends payable	95,726	28,814	31,762
Payable for open swap contracts	-	-	48,595
Payable for when-issued securities	-	-	487,870
Due to bank	92,549	-	-
Payable to affiliate for distribution and service fees	7,425	3,131	3,675
Accrued expenses	39,965	35,950	37,715
Total liabilities	$760,481	$118,817	$626,008
Net Assets	$44,018,319	$18,456,702	$22,078,190
Sources of Net Assets
Paid-in capital	$42,783,654	$17,619,465	$21,340,362
Accumulated net realized loss (computed on the basis of identified cost)	(1,634,889)	(548,389)	(786,512)
Distributions in excess of net investment income	(58,747)	(24,887)	(10,514)
Net unrealized appreciation (computed on the basis of identified cost)	2,928,301	1,410,513	1,534,854
Total	$44,018,319	$18,456,702	$22,078,190
Class A Shares
Net Assets	$25,848,168	$8,393,718	$15,920,495
Shares Outstanding	2,272,272	852,324	1,508,264
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.38	$9.85	$10.56
Maximum Offering Price Per Share (100 ÷ 95.25 of net assets value per share)	$11.95	$10.34	$11.09
Class B Shares
Net Assets	$18,170,151	$10,062,984	$6,157,695
Shares Outstanding	1,614,933	1,009,538	588,335
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.25	$9.97	$10.47

On sales of $25,000 or more, the offering price of Class A shares is reduced.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended January 31, 2005

	Florida Insured Fund	Hawaii Fund	Kansas Fund
Investment Income
Interest	$890,488	$389,354	$427,971
Interest allocated from Portfolio	1,491,021	629,065	733,856
Expenses allocated from Portfolio	(109,047)	(43,783)	(51,810)
Total investment income	$2,272,462	$974,636	$1,110,017
Expenses
Investment adviser fee	$41,845	$11,228	$13,673
Trustees fees and expenses	571	116	116
Distribution and service fees
Class A	49,289	14,377	29,128
Class B	190,193	112,201	71,597
Legal and accounting services	17,217	20,300	15,873
Printing and postage	6,448	5,060	7,138
Custodian fee	20,408	14,495	15,288
Transfer and dividend disbursing agent fees	16,456	11,370	14,385
Registration fees	2,371	1,946	2,417
Miscellaneous	7,684	5,747	6,189
Total expenses	$352,482	$196,840	$175,804
Deduct -
Reduction of custodian fee	$3,359	$1,287	$2,440
Total expense reductions	$3,359	$1,287	$2,440
Net expenses	$349,123	$195,553	$173,364
Net investment income	$1,923,339	$779,083	$936,653
Realized and Unrealized Gain (Loss)
Net realized gain (loss) -
Investment transactions (identified cost basis)	$258,476	$196,255	$77,972
Investment transactions from Portfolio (identified cost basis)	(77,434)	6,249	18,005
Financial futures contracts	(219,561)	(14,202)	(156,670)
Financial futures contracts from Portfolio	(859,135)	(203,701)	(440,545)
Net realized loss	$(897,654)	$(15,399)	$(501,238)
Change in unrealized appreciation (depreciation) -
Investments (identified cost basis)	$757,321	$101,442	$442,137
Investments from Portfolio (identified cost basis)	(559,319)	(102,858)	(95,926)
Financial futures contracts	(166,934)	(156,783)	(153,195)
Financial futures contracts from Portfolio	127,658	16,835	79,327
Interest rate swap contracts	-	-	(23,312)
Interest rate swap contracts from Portfolio	-	-	(25,283)
Net change in unrealized appreciation (depreciation)	$158,726	$(141,364)	$223,748
Net realized and unrealized loss	$(738,928)	$(156,763)	$(277,490)
Net increase in net assets from operations	$1,184,411	$622,320	$659,163

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended January 31, 2005

Increase (Decrease) in Net Assets	Florida Insured Fund	Hawaii Fund	Kansas Fund
From operations -
Net investment income	$1,923,339	$779,083	$936,653
Net realized loss from investment transactions, financial futures contracts and interest rate swap contracts	(897,654)	(15,399)	(501,238)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	158,726	(141,364)	223,748
Net increase in net assets from operations	$1,184,411	$622,320	$659,163
Distributions to shareholders -
From net investment income
Class A	$(1,155,723)	$(319,962)	$(660,321)
Class B	(788,114)	(437,646)	(285,034)
Total distributions to shareholders	$(1,943,837)	$(757,608)	$(945,355)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$4,179,130	$616,612	$2,938,692
Class B	1,228,031	303,980	511,122
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	418,991	173,620	382,047
Class B	428,412	251,713	181,217
Cost of shares redeemed
Class A	(5,625,391)	(1,008,822)	(3,236,697)
Class B	(3,765,452)	(1,482,939)	(1,552,052)
Net asset value of shares exchanged
Class A	6,504,283	6,269,214	4,893,797
Class B	(6,504,283)	(6,269,214)	(4,893,797)
Net decrease in net assets from Fund share transactions	$(3,136,279)	$(1,145,836)	$(775,671)
Net decrease in net assets	$(3,895,705)	$(1,281,124)	$(1,061,863)
Net Assets
At beginning of year	$47,914,024	$19,737,826	$23,140,053
At end of year	$44,018,319	$18,456,702	$22,078,190
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(58,747)	$(24,887)	$(10,514)

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended January 31, 2004

Increase (Decrease) in Net Assets	Florida Insured Fund	Hawaii Fund	Kansas Fund
From operations -
Net investment income	$1,804,555	$704,919	$965,153
Net realized gain (loss) from investment transactions, financial futures contracts and interest rate swap contracts	6,390	(150,442)	(231,536)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	366,105	545,753	549,001
Net increase in net assets from operations	$2,177,050	$1,100,230	$1,282,618
Distributions to shareholders -
From net investment income
Class A	$(793,020)	$(48,319)	$(492,307)
Class B	(1,076,999)	(680,932)	(440,160)
Total distributions to shareholders	$(1,870,019)	$(729,251)	$(932,467)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$9,670,072	$1,831,197	$3,160,500
Class B	6,773,275	1,126,959	1,304,646
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	345,796	27,466	309,546
Class B	470,176	373,004	265,243
Cost of shares redeemed
Class A	(2,775,835)	(128,216)	(2,812,738)
Class B	(3,983,037)	(1,729,573)	(1,037,053)
Net increase in net assets from Fund share transactions	$10,500,447	$1,500,837	$1,190,144
Net increase in net assets	$10,807,478	$1,871,816	$1,540,295
Net Assets
At beginning of year	$37,106,546	$17,866,010	$21,599,758
At end of year	$47,914,024	$19,737,826	$23,140,053
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(24,825)	$(33,780)	$8,090

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Florida Insured Fund - Class A
	Year Ended January 31,
	2005(1)	2004(1)	2003	2002(1)(2)	2001
Net asset value - Beginning of year	$11.540	$11.430	$11.170	$11.140	$10.070
Income (loss) from operations
Net investment income	$0.524	$0.531	$0.554	$0.546	$0.527
Net realized and unrealized gain (loss)	(0.155)	0.129	0.256	0.026	1.084
Total income from operations	$0.369	$0.660	$0.810	$0.572	$1.611
Less distributions
From net investment income	$(0.529)	$(0.550)	$(0.550)	$(0.542)	$(0.541)
Total distributions	$(0.529)	$(0.550)	$(0.550)	$(0.542)	$(0.541)
Net asset value - End of year	$11.380	$11.540	$11.430	$11.170	$11.140
Total Return(3)	3.34%	5.90%	7.40%	5.24%	16.38%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$25,848	$20,845	$13,499	$9,114	$5,180
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.70%	0.72%	0.70%	0.76%	0.91%
Expenses after custodian fee reduction(4)	0.69%	0.70%	0.69%	0.72%	0.87%
Net investment income	4.64%	4.62%	4.90%	4.88%	4.93%
Portfolio Turnover of the Portfolio(5)	0%	19%	16%	18%	8%
Portfolio Turnover of the Fund	12%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 4.84% to 4.88%. Per-share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Florida Insured Fund - Class B
	Year Ended January 31,
	2005(1)		2004(1)	2003	2002(1)(2)	2001
Net asset value - Beginning of year	$11.420		$11.300	$11.050	$11.020	$9.950
Income (loss) from operations
Net investment income	$0.436		$0.442	$0.466	$0.460	$0.440
Net realized and unrealized gain (loss)	(0.167)		0.138	0.244	0.022	1.080
Total income from operations	$0.269		$0.580	$0.710	$0.482	$1.520
Less distributions
From net investment income	$(0.439)		$(0.460)	$(0.460)	$(0.452)	$(0.450)
Total distributions	$(0.439)		$(0.460)	$(0.460)	$(0.452)	$(0.450)
Net asset value - End of year	$11.250		$11.420	$11.300	$11.050	$11.020
Total Return(3)	2.64	%(6)	5.22%	6.54%	4.43%	15.57%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$18,170		$27,069	$23,608	$20,556	$20,131
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.45%		1.47%	1.45%	1.51%	1.66%
Expenses after custodian fee reduction(4)	1.44%		1.45%	1.44%	1.47%	1.62%
Net investment income	3.89%		3.89%	4.18%	4.15%	4.18%
Portfolio Turnover of the Portfolio(5)	0%		19%	16%	18%	8%
Portfolio Turnover of the Fund	12%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 4.11% to 4.15%. Per-share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(6)  Total return reflects an increase of 0.13% due to a change in the timing of the payment and reinvestment of distributions.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Hawaii Fund - Class A
	Year Ended January 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$9.910	$9.700	$9.580	$9.580	$8.690
Income (loss) from operations
Net investment income	$0.444	$0.433	$0.454	$0.453	$0.466
Net realized and unrealized gain (loss)	(0.069)	0.230	0.124	0.005	0.885
Total income from operations	$0.375	$0.663	$0.578	$0.458	$1.351
Less distributions
From net investment income	$(0.435)	$(0.453)	$(0.458)	$(0.458)	$(0.461)
Total distributions	$(0.435)	$(0.453)	$(0.458)	$(0.458)	$(0.461)
Net asset value - End of year	$9.850	$9.910	$9.700	$9.580	$9.580
Total Return(3)	3.91%	6.99%	6.14%	4.87%	15.91%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$8,394	$2,442	$694	$537	$458
Ratios (As a percentage of average daily net assets):
Net expenses(4)	0.80%	0.83%	0.80%	0.97%	0.77%
Net expenses after custodian fee reduction(4)	0.79%	0.81%	0.75%	0.94%	0.70%
Net investment income	4.55%	4.41%	4.68%	4.70%	5.07%
Portfolio Turnover of the Portfolio(5)	20%	4%	11%	22%	13%
Portfolio Turnover of the Fund	8%	-	-	-	-

†  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	0.82%
Expenses after custodian fee reduction(4)	0.75%
Net investment income	5.02%
Net investment income per share	$0.461

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gain per share by $0.003 and increase the ratio of net investment income to average net assets from 4.67% to 4.70%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Hawaii Fund - Class B
	Year Ended January 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.040		$9.830	$9.720	$9.720	$8.820
Income (loss) from operations
Net investment income	$0.379		$0.374	$0.388	$0.389	$0.404
Net realized and unrealized gain (loss)	(0.083)		0.223	0.117	0.006	0.896
Total income from operations	$0.296		$0.597	$0.505	$0.395	$1.300
Less distributions
From net investment income	$(0.366)		$(0.387)	$(0.395)	$(0.395)	$(0.400)
Total distributions	$(0.366)		$(0.387)	$(0.395)	$(0.395)	$(0.400)
Net asset value - End of year	$9.970		$10.040	$9.830	$9.720	$9.720
Total Return(3)	3.21	%(6)	6.18%	5.28%	4.11%	15.00%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$10,063		$17,295	$17,172	$17,041	$18,200
Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.55%		1.58%	1.55%	1.73%	1.54%
Net expenses after custodian fee reduction(4)	1.54%		1.56%	1.50%	1.70%	1.47%
Net investment income	3.83%		3.76%	3.95%	3.98%	4.35%
Portfolio Turnover of the Portfolio(5)	20%		4%	11%	22%	13%
Portfolio Turnover of the Fund	8%		-	-	-	-

†  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	1.59%
Expenses after custodian fee reduction(4)	1.52%
Net investment income	4.30%
Net investment income per share	$0.399

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gain per share by $0.003 and increase the ratio of net investment income to average net assets from 3.95% to 3.98%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(6)  Total return reflects an increase of 0.13% due to a change in the timing of the payment and reinvestment of distributions.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Kansas Fund - Class A
	Year Ended January 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.680	$10.500	$10.230	$10.200	$9.230
Income (loss) from operations
Net investment income	$0.470	$0.487	$0.478	$0.458	$0.488
Net realized and unrealized gain (loss)	(0.114)	0.164	0.255	0.042	0.976
Total income from operations	$0.356	$0.651	$0.733	$0.500	$1.464
Less distributions
From net investment income	$(0.476)	$(0.471)	$(0.463)	$(0.470)	$(0.494)
Total distributions	$(0.476)	$(0.471)	$(0.463)	$(0.470)	$(0.494)
Net asset value - End of year	$10.560	$10.680	$10.500	$10.230	$10.200
Total Return(3)	3.46%	6.33%	7.30%	4.98%	16.25%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$15,920	$11,179	$10,354	$6,091	$3,110
Ratios (As a percentage of average daily net assets):
Net expenses(4)	0.77%	0.79%	0.86%	1.03%	0.74%
Net expenses after custodian fee reduction(4)	0.76%	0.78%	0.83%	0.99%	0.73%
Net investment income	4.48%	4.59%	4.58%	4.46%	5.03%
Portfolio Turnover of the Portfolio(5)	10%	20%	17%	18%	7%
Portfolio Turnover of the Fund	8%	-	-	-	-

†  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	1.06%	0.98%
Expenses after custodian fee reduction(4)	1.02%	0.97%
Net investment income	4.43%	4.79%
Net investment income per share	$0.455	$0.465

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.007, decrease net realized and unrealized gains per share by $0.007 and increase the ratio of net investment income to average net assets from 4.39% to 4.46%. Per-share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Kansas Fund - Class B
	Year Ended January 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.590		$10.420	$10.140	$10.120	$9.140
Income (loss) from operations
Net investment income	$0.394		$0.404	$0.400	$0.380	$0.415
Net realized and unrealized gain (loss)	(0.120)		0.156	0.263	0.029	0.975
Total income from operations	$0.274		$0.560	$0.663	$0.409	$1.390
Less distributions
From net investment income	$(0.394)		$(0.390)	$(0.383)	$(0.389)	$(0.410)
Total distributions	$(0.394)		$(0.390)	$(0.383)	$(0.389)	$(0.410)
Net asset value - End of year	$10.470		$10.590	$10.420	$10.140	$10.120
Total Return(3)	2.84	%(6)	5.45%	6.64%	4.09%	15.51%
Ratios/Supplemental Data†
Net assets, end of year (000's omitted)	$6,158		$11,961	$11,246	$9,933	$9,147
Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.52%		1.54%	1.61%	1.78%	1.48%
Net expenses after custodian fee reduction(4)	1.51%		1.53%	1.58%	1.74%	1.47%
Net investment income	3.77%		3.85%	3.87%	3.74%	4.32%
Portfolio Turnover of the Portfolio(5)	10%		20%	17%	18%	7%
Portfolio Turnover of the Fund	8%		-	-	-	-

†  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	1.81%	1.72%
Expenses after custodian fee reduction(4)	1.77%	1.71%
Net investment income	3.71%	4.08%
Net investment income per share	$0.378	$0.392

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.007, decrease net realized and unrealized gains per share by $0.007 and increase the ratio of net investment income to average net assets from 3.67% to 3.74%. Per-share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(6)  Total return reflects an increase of 0.12% due to a change in the timing of the payment and reinvestment of distributions.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of four Funds, each non-diversified, three of which are included in these financial statements. They include Eaton Vance Florida Insured Municipals Fund (Florida Insured Fund), Eaton Vance Hawaii Municipals Fund (Hawaii Fund) and Eaton Vance Kansas Municipals Fund (Kansas Fund) (together referred to as the "Funds"). The Funds seek to achieve current income exempt from regular federal income tax and particular state or local income or other taxes by investing primarily in investment grade municipal obligations. The Funds offer two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of each Fund automatically convert to Class A shares eight years after their purchase, as described in each Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses.

On September 10, 2004, the Florida Insured Fund, the Hawaii Fund and the Kansas Fund received its pro rata share of cash and securities from the Florida Insured Municipals Portfolio (Florida Insured Portfolio), the Hawaii Municipals Portfolio (Hawaii Portfolio) and the Kansas Municipals Portfolio (Kansas Portfolio), respectively, in a complete liquidation of its interest in its corresponding Portfolio. Subsequent to September 10, 2004, each Fund invests directly in securities rather than through its corresponding Portfolio and maintains the same investment objectives.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations - Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Interest rate swaps are normally valued on the basis of valuations furnished by a broker. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

C  Federal Taxes - Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 2005, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

Fund	Amount	Expires
Florida Insured	$18,493	January 31, 2008

	375,493	January 31, 2009

	32,368	January 31, 2010

	216,412	January 31, 2011

	1,271,199	January 31, 2013

Hawaii	75,392	January 31, 2008

	201,940	January 31, 2009

	182,699	January 31, 2011

	93,535	January 31, 2012

	211,449	January 31, 2013

Kansas	32,566	January 31, 2011

	960,378	January 31, 2013

Eaton Vance Municipals Funds as of January 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Dividends paid by each Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

Additionally, at January 31, 2005, the Kansas Fund had net capital losses of $12,189 attributable to security transactions incurred after October 31, 2004. These net capital losses are treated as arising on the first day of the Fund's taxable year ending January 31, 2006.

D  Financial Futures Contracts - Upon the entering of a financial futures contract, a Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Options on Financial Futures Contracts - Upon the purchase of a put option on a financial futures contract by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss in the amount of the cost of the option. When a Fund enters into a closing sale transaction, a Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

F  When-issued and Delayed Delivery Transactions - The Funds may engage in when-issued and delayed delivery transactions. The Funds record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

G  Interest Rate Swaps - A Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes semi-annual payments at a fixed interest rate. In exchange, a Fund receives payment based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Fund does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movement in value of interest rates.

H  Expenses - The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

I  Legal Fees - Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

J  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Fund maintains with IBT. All credit balances used to reduce the Funds' custodian fees are reported as a reduction of total expenses in the Statements of Operations.

K  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Municipals Funds as of January 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

L  Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

M Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2  Distributions to Shareholders

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital.

The tax character of distributions paid for the years ended January 31, 2005 and January 31, 2004 was as follows:

Year Ended 1/31/05	Florida Insured	Hawaii	Kansas
Distributions declared from:
Tax-exempt income	$1,941,901	$756,910	$945,355
Ordinary income	$1,936	$698	-
Year Ended 1/31/04
Distributions declared from:
Tax-exempt income	$1,865,973	$692,921	$932,467
Ordinary income	$4,046	$36,330	-

During the year ended January 31, 2005, the following amounts were reclassified due to differences between book and tax accounting for amortization and accretion on debt securities, market discount on disposal of securities, and capital losses:

	Florida Insured	Hawaii	Kansas
Increase (decrease): Paid in capital	$(74)	$(26,390)	$(62)
Accumulated net realized gain/(loss) on investments	$13,498	$38,972	$9,963
Accumulated undistributed income	$(13,424)	$(12,582)	$(9,901)

These changes had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Florida Insured	Hawaii	Kansas
Undistributed income	$36,978	$3,927	$21,249
Capital loss carryforward	$(1,913,965)	$(765,015)	$(992,944)
Unrealized gain	$3,207,378	$1,627,139	$1,753,474
Other temporary differences	$(95,726)	$(28,814)	$(43,951)

3  Shares of Beneficial Interest

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

	Florida Insured Fund
	Year Ended January 31,
Class A	2005	2004
Sales	369,653	837,788
Issued to shareholders electing to receive payments of distributions in Fund shares	37,160	30,096
Redemptions	(500,206)	(242,778)
Exchange from Class B shares	559,600	-
Net increase	466,207	625,106

Eaton Vance Municipals Funds as of January 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

	Florida Insured Fund
	Year Ended January 31,
Class B	2005	2004
Sales	109,536	590,935
Issued to shareholders electing to receive payments of distributions in Fund shares	38,281	41,306
Redemptions	(338,412)	(349,517)
Exchange to Class A shares	(565,740)	-
Net increase (decrease)	(756,335)	282,724
	Hawaii Fund
	Year Ended January 31,
Class A	2005	2004
Sales	63,170	184,913
Issued to shareholders electing to receive payments of distributions in Fund shares	17,818	2,797
Redemptions	(103,193)	(12,910)
Exchange from Class B shares	628,171	-
Net increase	605,966	174,800
	Hawaii Fund
	Year Ended January 31,
Class B	2005	2004
Sales	30,731	113,422
Issued to shareholders electing to receive payments of distributions in Fund shares	25,365	37,496
Redemptions	(148,968)	(174,545)
Exchange to Class A shares	(620,913)	-
Net decrease	(713,785)	(23,627)
	Kansas Fund
	Year Ended January 31,
Class A	2005	2004
Sales	279,335	297,932
Issued to shareholders electing to receive payments of distributions in Fund shares	36,434	29,207
Redemptions	(309,282)	(265,887)
Exchange from Class B shares	454,882	-
Net increase	461,369	61,252

	Kansas Fund
	Year Ended January 31,
Class B	2005	2004
Sales	48,921	123,889
Issued to shareholders electing to receive payments of distributions in Fund shares	17,345	25,196
Redemptions	(148,995)	(99,066)
Exchange to Class A shares	(458,752)	-
Net increase (decrease)	(541,481)	50,019

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the period from February 1, 2004 to September 10, 2004, advisory fees allocated from each Portfolio is as follows:

Portfolio	Amount	Effective Rate*
Florida Insured	$71,719	0.26%
Hawaii	17,862	0.16%
Kansas	23,240	0.17%

For the period from September 11, 2004 to January 31, 2005, each Fund paid advisory fees as follows:

Fund	Amount	Effective Rate*
Florida Insured	$41,845	0.24%
Hawaii	11,228	0.15%
Kansas	13,673	0.16%

*  As a percentage of average daily net assets (annualized).

Except as to Trustees of the Funds who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Funds out of such investment adviser fee. EVM serves as the Administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those

Eaton Vance Municipals Funds as of January 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

services. For the year ended January 31, 2005, EVM earned $1,090, $675, and $1,181 in sub-transfer agent fees from Florida Insured Fund, Hawaii Fund and Kansas Fund, respectively. The Funds were informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $4,543, $1,534 and $4,127 as its portion of the sales charge on sales of Class A shares from Florida Insured Fund, Hawaii Fund and Kansas Fund, respectively, for the year ended January 31, 2005.

Trustees of the Funds that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Funds are officers of the above organizations.

During the period February 1, 2004 to September 10, 2004, Hawaii Portfolio engaged in a purchase transaction with another portfolio that also utilizes BMR as an investment adviser. This purchase transaction complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to $106,984.

5  Distribution and Service Plans

Each Fund has in effect a distribution plan for Class B (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, and a service plan for Class A (Class A Plan), (collectively, the Plans). The Class B Plan requires each Fund to pay EVD amounts equal to 0.75% of each Fund's average daily net assets attributable to Class B shares, for providing ongoing distribution services and facilities to the respective Fund. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Class B and, accordingly, reduces net assets. For the year ended January 31, 2005, the Class B shares of the Florida Insured Fund, Hawaii Fund and Kansas Fund paid $150,152, $88,580 and $56,524, respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. At January 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Florida Insured Fund, Hawaii Fund and Kansas Fund were approximately $676,000, $444,000 and $259,000, respectively.

The Plans authorize each Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.20% of each Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended January 31, 2005 for the Florida Insured Fund, Hawaii Fund and Kansas Fund amounted to $49,289, $14,377, and $29,128 respectively, for Class A shares, and $40,041, $23,621 and $15,073, respectively, for Class B shares.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC received on Class B redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Distribution Plan (see Note 5). CDSC received on Class B redemptions when no Uncovered Distribution Charges exist for Class B will be credited to each Fund. EVD received approximately $2, $0 and $0 of CDSC paid by Class A shareholders of Florida Insured Fund, Hawaii Fund, and Kansas Fund, respectively, and approximately $50,000, $13,000 and $22,000 of CDSC paid by Class B shareholders of Florida Insured Fund, Hawaii Fund and Kansas Fund, respectively, for the year ended January 31, 2005.

7  Investments

Purchases and sales of investments by the Portfolio, other than U.S. Government securities, put option transactions

Eaton Vance Municipals Funds as of January 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

and short-term obligations, for the period from February 1, 2004 to September 10, 2004, were as follows:

Florida Insured Portfolio
Purchases	$0
Sales	4,026,250
Hawaii Portfolio
Purchases	$3,790,648
Sales	4,350,455
Kansas Portfolio
Purchases	$2,306,590
Sales	4,498,597

Purchases and sales of investments by the Fund, other than U.S. Government securities, put option transactions and short-term obligations, for the period from September 11, 2004 to January 31, 2005, were as follows:

Florida Insured Fund
Purchases	$5,275,189
Sales	5,142,348
Hawaii Fund
Purchases	$1,389,094
Sales	2,764,153
Kansas Fund
Purchases	$2,174,587
Sales	1,783,547

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Fund at January 31, 2005, as computed on a federal income tax basis, are as follows:

Florida Insured Fund
Aggregate cost	$40,146,349
Gross unrealized appreciation	$3,440,993
Gross unrealized depreciation	(3,515)
Net unrealized appreciation	$3,437,478

Hawaii Fund
Aggregate cost	$15,987,977
Gross unrealized appreciation	$1,840,556
Gross unrealized depreciation	(34,043)
Net unrealized appreciation	$1,806,513
Kansas Fund
Aggregate cost	$19,733,949
Gross unrealized appreciation	$1,955,450
Gross unrealized depreciation	-
Net unrealized appreciation	$1,955,450

9  Line of Credit

The Funds participate with other portfolios and funds managed by BMR and EVM and their affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At January 31, 2005, the Florida Insured Fund had a balance outstanding pursuant to this line of credit of $500,000. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2005.

10 Overdraft Advances

Pursuant to the custodian agreement between the Funds and IBT, IBT may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft by a Fund, the Fund is obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently a rate above the federal funds rate). This obligation is payable on demand to IBT. IBT has a lien on the Fund's assets to the extent of any overdraft. At January 31, 2005, the Florida Insured Fund's payment due to IBT pursuant to the foregoing arrangement was $92,549.

11 Financial Instruments

The Funds regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing

Eaton Vance Municipals Funds as of January 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at January 31, 2005 is as follows:

Futures Contracts
Fund	Expiration Date	Contracts	Position	Aggregate Cost		Value	Net Unrealized Depreciation
Florida	03/05	80 U.S. Treasury Bond	Short		$(8,966,606)	$(9,187,502)	$(220,896)
Insured	03/05	15 U.S. Treasury Note	Short	(1,6	74,780)	(1,603,985)	(9,205)
Hawaii	03/05	30 U.S. Treasury Bond	Short	$(3,305,499)		$(3,445,313)	$(139,814)
	03/05	25 U.S Treasury Note	Short	(2,767,081)		(2,806,641)	(39,560)
Kansas	03/05	35 U.S. Treasury Bond	Short	$(3,883,152)		$(4,019,531)	$(136,379)
	03/05	30 U.S. Treasury Note	Short	(3,350,965)		(3,367,967)	(17,002)

The Kansas Fund has entered into an interest rate swap agreement with Morgan Stanley Capital Services, Inc. whereby the Fund will make semi-annual payments at a fixed rate equal to 5.1225% on the current notional amount of $1,000,000. The effective date of the swap is February 7, 2005. In exchange, the Kansas Fund will receive quarterly payments at a rate equal to the three-month USD-LIBOR on the same notional amount. The value of the contract, which terminates February 7, 2015, is recorded as a payable for open swap contracts of $48,595 at January 31, 2005.

At January 31, 2005, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance Municipals Funds as of January 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Municipals Trust II:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Eaton Vance Florida Insured Municipals Fund, Eaton Vance Hawaii Municipals Fund and Eaton Vance Kansas Municipals Fund, (collectively, the "Funds") (certain of the series constituting Eaton Vance Municipals Trust II) (the "Trust") as of January 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust II as of January 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 22, 2005

Eaton Vance Municipals Funds as of January 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2005 showed the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends - The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

Florida Insured Fund	99.90%
Hawaii Fund	99.91%
Kansas Fund	100.00%

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Since 1993	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 195 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	195	Director of EVC

Noninterested Trustee(s)

Samuel L. Hayes, III 2/23/35	Chairman of the Board and Trustee	Trustee since 1993 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	195	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	195	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington, DC (1991-2000).	195	None

Norton H. Reamer 9/21/35	Trustee	Since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	195	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	195	None

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas J. Fetter 8/20/43	President	Since 1993	Vice President of EVM and BMR. Officer of 124 registered investment companies managed by EVM or BMR.

William H. Ahern 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 78 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 44 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 84 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1993	Vice President of EVM and BMR. Officer of 124 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 195 registered investment companies managed by EVM or BMR.

James L. O'Connor 4/1/45	Treasurer	Since 1993	Vice President of BMR, EVM and EVD. Officer of 117 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 195 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master -feeder structure.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge by calling 1-800-225-6265.

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Fund Administrator

Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter

Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian

Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Municipals Trust II

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-225-6265.

335-3/05	3CSRC

EATON VANCE®
Managed Investments

Annual Report January 31, 2005

EATON VANCE HIGH YIELD MUNICIPALS FUND

IMPORTANT NOTICES REGARDING PRIVACY,

DELIVERY OF SHAREHOLDER DOCUMENTS,

PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•                  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•                  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•                  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•                  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Eaton Vance High Yield Municipals Fund as of January 31, 2005

L E T T E R  T O  S H A R E H O L D E R S

Thomas J. Fetter

President

The municipal bond market is a center of capital formation for states, municipalities and, in some cases, private economic initiatives. In this edition of our continuing educational series, we will discuss industrial development revenue (IDR) bonds. IDR bonds have long been used as a financing mechanism by local governments to provide assistance to local employers and encourage job retention and creation within their communities.

IDR bonds finance private activities that benefit the public...

IDR bonds are issued by municipal authorities to finance projects and facilities used by private corporations. Historically, IDR bonds have represented a partnership between the private and public sectors – a source of dedicated funding for companies and a source of job creation in projects beneficial to local communities. The “Private-Activities” provision of the Tax Reform Act of 1986 permits issuance of tax-exempt bonds for specific activities, including pollution control; gas and electric service; water distribution; wastewater systems; solid waste disposal; airports and selected transportation projects; and other industrial projects.

The Act also placed a cap on the dollar amount that may be raised for IDR bonds in each state, limiting the amount to $50 per person/per state/per year, with a $150 million maximum. These limitations provide protection against potential abuse and ensure that tax-exempt IDR bonds will indeed be issued for projects that will benefit the public.

IDR bonds finance utility-related projects and other industrial initiatives...

Typically, IDR bond projects provide financing for manufacturing, processing or utility facilities. Historically, about one-half of these bonds have been issued to finance pollution control facilities for manufacturers and electric utilities. As many utilities and manufacturers have been ordered to comply with stricter environmental and fuel standards, pollution control bonds have helped finance the retrofits of existing plants. Other IDR bonds have served as inducements from state and local issuers to locate plants or build new facilities, in the hope that such construction might generate further economic growth for a community.

IDR bonds are secured by corporate revenues – not those of state or local governments...

IDR bond issues are secured by the credit of the underlying corporation. The municipal issuing authority acts solely as a conduit to permit tax-exempt financing. The corporation pledges to make payments sufficient to meet all debt service obligations. Unlike some revenue issues, IDR bonds are backed by revenues of the entire corporation, not solely by those of the project being financed.

Because IDR bonds are backed by corporate revenues and not by the taxing authority of a state or local jurisdiction, they have historically provided coupon premiums above those of general obligations and other more traditional revenue bonds. Bonds may be either collateralized or unsecured. Collateralized bonds have a lien against the company’s assets, which may provide bond holders enhanced bargaining power in the event of a bankruptcy. Unsecured bonds have no such lien.

While providing new opportunities, IDR bonds require rigorous analysis...

While IDR bonds may provide unusual investment opportunities, they also may entail increased risk and, therefore, demand especially intensive analysis. At Eaton Vance, we have credit analysts and resources dedicated to IDR bond research.

We feel that IDR bonds represent a key segment of the municipal bond market and should remain an important source of capital formation. In our view, the experience and resources needed to evaluate these issues further demonstrates the value of professional management. We will continue to look for opportunities in this sector of the municipal market.

Sincerely,

Thomas J. Fetter
President
March 9, 2005

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance High Yield Municipals Fund as of January 31, 2005

M A R K E T  R E C A P

Despite rising core inflation, an alarming jump in the Federal budget deficit and a hike in short-term interest rates, the U.S. economy remained on track for moderate growth in the year ended January 31, 2005. One major factor for fixed-income investors during the period was the spike in gasoline and energy prices. Nonetheless, consumers remained fairly upbeat, with holiday season spending actually exceeding last year’s levels.

The U.S. economy continued its recovery in 2004, as manufacturing rebounded...

The nation’s Gross Domestic Product grew by 3.1% in the fourth quarter of 2004, according to preliminary Commerce Department figures, following a 4.0% rise in the third quarter. Economic activity was uneven, with some segments slowing and others growing at varying rates. For example, manufacturing activity gained strength, as capital spending picked up among businesses. Transportation equipment, electrical equipment, building materials and machine tools were in especially strong demand.

Demand was not uniform across the board, however, as evidenced by declines in the shipments of textiles, automobiles and some technology products. The residential construction sector remained strong, despite rising mortgage rates. The commercial segment, which has lagged significantly, showed some signs of renewal, with office vacancy rates moving lower.

After a sluggish first half, job growth gained traction in the second half of the fiscal year...

2004 brought some improvement on the job front. After posting minimal job growth in the first half of 2004, the second half brought increased hiring in selected industries. Manufacturing jobs gained, as did hiring in the service sectors, tourism, some transportation areas and the financial sector.

Municipal bonds yield 99% of Treasury yields

4.55%	7.00%
30-Year AAA-rated	Taxable equivalent yield
General Obligation (GO) Bonds*	in 35.0% tax bracket

4.58%
30-Year Treasury bond

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Funds’ yields. Statistics as of January 31, 2005.

Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

Having postponed new hiring for many months, some businesses apparently became more confident about the staying power of the recovery. As a result of increased job growth, the nation’s unemployment rate fell to 5.2% in January 2005, down from 5.7% a year earlier.

The Federal Reserve raised short-term interest rates in 2004...

The Federal Reserve pushed short-term rates higher, suggesting it will continue to raise rates to keep the economy from growing too quickly and, thereby, reviving inflation. Beginning in June 2004, the Fed increased its Federal Funds rate – a key short-term interest rate barometer – on six occasions, raising that benchmark from 1.00% to 2.50%.

In a volatile environment, the municipal bond market managed a respectable gain for the year. For the year ended January 31, 2005, the Lehman Brothers Municipal Bond Index had a total return of 4.86%.*

*It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

3

Eaton Vance High Yield Municipals Fund as of January 31, 2005

M A N A G E M E N T ‘ S  D I S C U S S I O N  O F  F U N D  P E R F O R M A N C E

The Fund

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 5.05% during the year ended January 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $10.09 per share on January 31, 2005 from $10.23 on January 31, 2004, and the reinvestment of $0.629 in dividends.(2)

•                  The Fund’s Class B shares had a total return of 4.52% during the year ended January 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $10.06 per share on January 31, 2005 from $10.20 on January 31, 2004, and the reinvestment of $0.578 in dividends.(2)

•                  The Fund’s Class C shares had a total return of 4.40% during the year ended January 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $9.34 per share on January 31, 2005 from $9.47 on January 31, 2004, and the reinvestment of $0.526 in dividends.(2)

•                  For comparison, the Lehman Municipal Bond Index had a total return of 4.86% for the year ended January 31, 2005.(3)

•                  Based on the Fund’s most recent dividends and NAVs on January 31, 2005 of $10.09 per share for Class A, $10.06 for Class B and $9.34 for Class C, the Fund’s distribution rates were 5.79%, 5.05% and 5.05%, respectively.(4) The distribution rates of Class A, Class B and Class C are equivalent to taxable rates of 8.91%, 7.77% and 7.77%, respectively.(5)

•                  The SEC 30-day yields for Class A, B and C shares at January 31, 2005 were 5.68%, 5.21% and 5.21%, respectively(6) The SEC 30-day yields of Class A, Class B and Class C are equivalent to taxable yields of 8.74%, 8.02% and 8.02%, respectively.(5)

Cynthia J. Clemson

Co-Portfolio Manager

Thomas M. Metzold

Co-Portfolio Manager

Management Discussion

•                  The U.S. economy continued to expand in 2004, with new job creation gaining momentum in the fourth quarter. Manufacturing was fairly strong, especially in the chemicals, aerospace, energy, construction and defense areas. The service sector also gained strength, notably within the business services area. The nation’s jobless rate was 5.2% in January 2005, down from 5.7% a year ago.

•                  Industrial development revenue bonds (IDRs) were the Portfolio’s largest sector weighting at January 31, 2005. IDRs are economically sensitive and benefited from spread tightening as the economy improved. The Portfolio’s airline and air cargo IDRs performed especially well, as air freight and passenger traffic continued to rebound.

•                  Other, non-sector-specific, revenue bonds represented significant investments. These issues provide further opportunities for diversification and included bonds for tourism development projects, tribal casino and gaming projects and tobacco settlement bonds.

•                  The Portfolio increased its exposure to the electric utilities sector. The entire electric sector was negatively impacted by the energy trading irregularities that first surfaced in 2001-2002. The market’s overreaction created what management viewed as interesting opportunities. The Portfolio has focused on companies with a sound balance sheet and a strong energy generation business.

•                  The Portfolio also increased its investments in selected California general obligations. With the state having addressed its budgetary woes and improved its financial picture, its general obligation debt has been upgraded from BBB to A.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax. Income may be subject to state and local taxes (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value (5) Taxable-equivalent figures assume a maximum 35.0% federal income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

4

Eaton Vance High Yield Municipals Fund as of January 31, 2005

F U N D  P E R F O R M A N C E

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	5.05%	4.52%	4.40%
Five Years	7.36	6.58	6.58
Life of Fund †	6.67	5.84	4.71

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	0.06%	-0.41%	3.42%
Five Years	6.32	6.26	6.58
Life of Fund †	6.12	5.84	4.71

† Inception dates: Class A: 8/7/95; Class B: 8/7/95; Class C: 6/18/97

(1)       Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Diversification by Credit Quality(2)

(2)          As a percentage of total investments, as of January 31, 2005. Holdings subject to change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance High Yield Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index*

August 31, 1995 – January 31, 2005

*                 Sources: Thomson Financial; Lipper, Inc.

Class B of the Fund commenced operations on 8/7/95.

A $10,000 hypothetical investment at net asset value in Class A on 8/7/95 would have been valued at $18,452 on January 31, 2005; a $10,000 hypothetical investment in Class A at maximum offering price on 8/7/95 would have been valued at $17,571. A $10,000 hypothetical investment in Class C on 6/18/97 would have been valued at $14,198 on January 31, 2005. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

5

High Yield Municipals Fund- Class B

Inception: 8/7/95

Date	Fund Value at NAV	Fund Value With Sales Charge	Lehman Brothers Municipal Bond Index
8/31/1995	10,000	N/A	10,000
9/30/1995	10,183		10,063
10/31/1995	10,358		10,209
11/30/1995	10,612		10,379
12/31/1995	10,747		10,479
1/31/1996	10,764		10,558
2/29/1996	10,687		10,487
3/31/1996	10,526		10,353
4/30/1996	10,428		10,323
5/31/1996	10,564		10,319
6/30/1996	10,675		10,432
7/31/1996	10,821		10,526
8/31/1996	10,897		10,524
9/30/1996	11,049		10,671
10/31/1996	11,206		10,791
11/30/1996	11,378		10,989
12/31/1996	11,403		10,943
1/31/1997	11,403		10,963
2/28/1997	11,506		11,064
3/31/1997	11,404		10,917
4/30/1997	11,478		11,008
5/31/1997	11,598		11,174
6/30/1997	11,909		11,293
7/31/1997	12,348		11,605
8/31/1997	12,294		11,497
9/30/1997	12,408		11,633
10/31/1997	12,564		11,708
11/30/1997	12,649		11,777
12/31/1997	12,904		11,949
1/31/1998	13,075		12,072
2/28/1998	13,182		12,076
3/31/1998	13,243		12,086
4/30/1998	13,195		12,032
5/31/1998	13,342		12,222
6/30/1998	13,399		12,270
7/31/1998	13,292		12,301
8/31/1998	13,482		12,491
9/30/1998	13,513		12,647
10/31/1998	13,462		12,647
11/30/1998	13,426		12,691
12/31/1998	13,420		12,723
1/31/1999	13,524		12,874
2/28/1999	13,475		12,818
3/31/1999	13,513		12,836
4/30/1999	13,557		12,868
5/31/1999	13,447		12,793

6/30/1999	13,257	12,609
7/31/1999	13,239	12,655
8/31/1999	13,030	12,553
9/30/1999	12,950	12,559
10/31/1999	12,673	12,423
11/30/1999	12,694	12,555
12/31/1999	12,463	12,461
1/31/2000	12,264	12,407
2/29/2000	12,393	12,551
3/31/2000	12,538	12,825
4/30/2000	12,461	12,750
5/31/2000	12,222	12,683
6/30/2000	12,487	13,019
7/31/2000	12,640	13,201
8/31/2000	12,852	13,404
9/30/2000	12,822	13,334
10/31/2000	12,818	13,480
11/30/2000	12,799	13,582
12/31/2000	12,978	13,917
1/31/2001	13,002	14,055
2/28/2001	13,156	14,100
3/31/2001	13,267	14,226
4/30/2001	13,049	14,072
5/31/2001	13,190	14,223
6/30/2001	13,362	14,319
7/31/2001	13,563	14,531
8/31/2001	13,790	14,770
9/30/2001	13,585	14,721
10/31/2001	13,600	14,888
11/30/2001	13,582	14,770
12/31/2001	13,497	14,631
1/31/2002	13,572	14,884
2/28/2002	13,724	15,064
3/31/2002	13,614	14,769
4/30/2002	13,752	15,057
5/31/2002	13,803	15,149
6/30/2002	13,977	15,309
7/31/2002	14,113	15,506
8/31/2002	14,227	15,692
9/30/2002	14,505	16,036
10/31/2002	14,190	15,770
11/30/2002	14,246	15,704
12/31/2002	14,600	16,036
1/31/2003	14,476	15,995
2/28/2003	14,601	16,219
3/31/2003	14,425	16,229
4/30/2003	14,720	16,336
5/31/2003	15,080	16,718
6/30/2003	15,247	16,647
7/31/2003	15,179	16,065
8/31/2003	15,208	16,184
9/30/2003	15,593	16,660

10/31/2003	15,698	16,576
11/30/2003	15,937	16,749
12/31/2003	15,976	16,888
1/31/2004	16,133	16,985
2/29/2004	16,407	17,240
3/31/2004	16,230	17,180
4/30/2004	15,915	16,773
5/31/2004	15,737	16,712
6/30/2004	15,777	16,773
7/31/2004	15,915	16,994
8/31/2004	15,962	17,335
9/30/2004	16,102	17,427
10/31/2004	16,242	17,577
11/30/2004	16,465	17,432
12/31/2004	16,741	17,644
1/31/2005	16,863	17,809

Eaton Vance High Yield Municipals Fund as of January 31, 2005

FUND EXPENSES

Example:  As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2004 – January 31, 2005).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance High Yield Municipals Fund

	Beginning Account Value (8/1/04)	Ending Account Value (1/31/05)	Expenses Paid During Period* (8/1/04-1/31/05)

Actual
Class A	$1,000.00	$1,059.70	$4.97
Class B	$1,000.00	$1,059.60	$8.85
Class C	$1,000.00	$1,058.40	$8.85

Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.30	$4.88
Class B	$1,000.00	$1,016.50	$8.67
Class C	$1,000.00	$1,016.50	$8.67

*      Expenses are equal to the Fund’s annualized expense ratio of 0.96% for Class A shares, 1.71% for Class B shares and 1.71% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2004. The example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance High Yield Municipals Fund as of January 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 98.1%
Principal Amount (000's omitted)	Security	Value
Certificates of Participation - 0.3%
$2,077	Pueblo of Santa Ana, NM, 15.00%, 4/1/24	$2,096,372
		$2,096,372
Cogeneration - 2.3%
$7,000	Maryland Energy Cogeneration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$7,165,550
1,910	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 5.875%, 9/1/20	1,918,633
4,820	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 6.625%, 9/1/20	4,993,375
		$14,077,558
Education - 0.9%
$3,000	California Educational Facilities Authority, Stanford University, Residual Certificates, Variable Rate, 14.67%, 12/1/32(1)(2)	$3,803,100
2,000	New Hampshire HEFA, (Colby-Sawyer College), 7.50%, 6/1/26(3)	2,083,660
		$5,886,760
Electric Utilities - 7.4%
$3,000	Brazos River Authority, TX, PCR (Texas Energy Co.), (AMT), 6.75%, 4/1/38	$3,491,340
4,200	Clark County, NV, (Nevada Power), (AMT), 5.90%, 10/1/30	4,199,580
1,250	Connecticut Development Authority, (Connecticut Light and Power), Variable Rate, 9.163%, 9/1/28(1)(4)	1,423,300
2,500	Connecticut Development Authority, (Western Mass Electric), Variable Rate, 9.163%, 9/1/28(1)(4)	2,846,600
4,000	Matagorda County, TX, Navigation District No.1, (Reliant Energy), 8.00%, 5/1/29	4,435,520
3,965	Matagorda County, TX, Navigation District No.1, (Reliant Energy), (AMT), 5.95%, 5/1/30	4,016,109
1,500	Mississippi Business Finance Corp., (System Energy Resources, Inc.), 5.90%, 5/1/22	1,515,120
3,750	Pennsylvania, EDA, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	3,956,137
7,700	Pennsylvania, EDA, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	8,123,269
5,880	Puerto Rico Electric Power Authority, 5.125%, 7/1/29	6,181,174
5,500	Puerto Rico Electric Power Authority, 5.25%, 7/1/31	5,853,540
		$46,041,689
Escrowed / Prerefunded - 4.8%
$25,000	Bakersfield, CA, (Bakersfield Assisted Living Center), Escrowed to Maturity, 0.00%, 4/15/21	$11,869,250

Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded (continued)
$9,500	Dawson Ridge, CO, Metropolitan District #1, Escrowed to Maturity, 0.00%, 10/1/22	$4,152,260
3,500	Dawson Ridge, CO, Metropolitan District #1, Escrowed to Maturity, 0.00%, 10/1/22	1,529,780
1,585	Delaware County, PA, IDA, (Glen Riddle), Prerefunded to 9/1/05, (AMT), 8.625%, 9/1/25	1,687,645
3,685	Forsyth County, GA, Hospital Authority, (Georgia Baptist Health Care System), Escrowed to Maturity, 6.25%, 10/1/18(3)	4,426,606
5,250	Northwest Arkansas Regional Airport Authority, (AMT), Prerefunded to 2/1/08, 7.625%, 2/1/27	5,999,752
		$29,665,293
General Obligations - 6.6%
$1,195	California, 5.00%, 2/1/32	$1,229,500
4,655	California, 5.10%, 2/1/34	4,746,843
2,250	California, 5.25%, 2/1/30	2,360,700
2,000	California, 5.25%, 2/1/33	2,106,020
15,420	California, 5.25%, 4/1/34	16,333,327
5,940	Georgia, 2.00%, 12/1/23	4,266,464
3,000	New York, NY, Variable Rate, 10.451%, 6/1/28(1)(2)	3,557,370
5,000	Puerto Rico, Variable Rate, 8.457%, 7/1/29(1)(4)	6,367,400
		$40,967,624
Health Care-Miscellaneous - 3.1%
$2,845	Illinois Development Finance Authority, (Community Rehabilitation Providers), 5.60%, 7/1/19	$2,880,449
1,167	Osceola County, FL, IDA, Community Provider Pooled Loan-93, 7.75%, 7/1/17	1,171,610
2,280	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.75%, 12/1/36	2,369,349
1,175	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.00%, 12/1/36	1,227,215
972	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.00%, 12/1/36	1,014,990
2,121	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36	2,258,276
1,784	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.90%, 12/1/36	1,928,097
334	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.25%, 12/1/36	358,164
760	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.375%, 12/1/36	795,688

See notes to financial statements

7

Eaton Vance High Yield Municipals Fund as of January 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Health Care-Miscellaneous (continued)
$2,105	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.50%, 12/1/36	$2,153,205
884	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.70%, 12/1/36	927,110
1,767	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.81%, 9/1/36	1,859,593
530	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.875%, 12/1/36	558,784
		$19,502,530
Hospital - 6.2%
$2,500	California Health Facilities Authority, (Cedars Sinai Medical Center), Variable Rate, 9.826%, 12/1/34(1)(4)	$2,999,675
2,190	Chautauqua County, NY, IDA, (Women's Christian Association), 6.40%, 11/15/29	2,103,145
600	Gaylord, MI, Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.20%, 1/1/25	592,938
875	Gaylord, MI, Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.50%, 1/1/37	865,987
1,000	Henderson, NV, Health Care Facility, 5.625%, 7/1/24	1,063,430
7,000	Maricopa County, AZ, IDA, (Catholic Healthcare), 5.375%, 7/1/23	7,369,530
2,000	Maricopa County, AZ, IDA, (Catholic Healthcare), 5.50%, 7/1/26	2,088,020
4,890	Montgomery County, PA, Higher Education and Health Authority, (Catholic Health East), 5.375%, 11/15/34	5,105,649
2,000	New Hampshire HEFA, (Littleton Hospital), 6.00%, 5/1/28	1,848,080
2,000	New Jersey Health Care Facilities Financing Authority, (Trinitas Hospital), 7.50%, 7/1/30	2,263,600
1,025	Oklahoma Development Finance Authority, (Hillcrest Healthcare), 5.00%, 8/15/08	1,102,254
1,500	Oklahoma Development Finance Authority, (Hillcrest Healthcare), 5.20%, 8/15/11	1,645,440
1,500	Oklahoma Development Finance Authority, (Hillcrest Healthcare), 5.75%, 8/15/12	1,680,120
2,560	Oneida County, NY, Industrial Development Agency, (Elizabeth Medical Center), 6.00%, 12/1/29	2,433,203
875	Prince George's County, MD, (Greater Southeast Healthcare System), 6.375%, 1/1/13(5)	84,437
5,900	Prince George's County, MD, (Greater Southeast Healthcare System), 6.375%, 1/1/23(5)	569,350
4,890	St. Mary Hospital Authority, PA, (Catholic Health East), 5.375%, 11/15/34	5,125,111
		$38,939,969

Principal Amount (000's omitted)	Security	Value
Housing - 4.5%
$450	Atlanta, GA, Urban Residential Finance Authority, (New Community John Hope Project), (AMT), 7.25%, 6/1/07	$457,299
4,000	Charter Mac Equity Trust, TN, 6.00%, 4/30/19	4,331,200
2,500	Florida Capital Projects Finance Authority, Student Housing Revenue, (Florida University), 7.75%, 8/15/20	2,508,350
455	Florida Capital Projects Finance Authority, Student Housing Revenue, (Florida University), 9.50%, 8/15/05	455,068
1,800	Jefferson County, MO, IDA, Multifamily, (Riverview Bend Apartments), (AMT), 6.75%, 11/1/29	1,766,862
480	Jefferson County, MO, IDA, Multifamily, (Riverview Bend Apartments), (AMT), 7.125%, 11/1/29	470,098
3,775	Maricopa County, AZ, IDA, (National Health Facilities II), 6.375%, 1/1/19	3,044,273
1,500	Maricopa County, AZ, IDA, (National Health Facilities II), 6.625%, 7/1/33	1,131,615
2,320	Maricopa County, AZ, IDA, (National Health Facilities II), 8.00%, 1/1/34	1,669,310
5,000	Muni Mae Tax-Exempt Bond, LLC, (AMT), 6.875%, 6/30/49	5,580,300
3,235	Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	2,906,712
1,420	Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	1,261,670
1,020	Texas Student Housing Corp., (University of Northern Texas), 9.375%, 7/1/06	986,289
2,000	Texas Student Housing Corp., (University of Northern Texas), 11.00%, 7/1/31	1,708,660
		$28,277,706
Industrial Development Revenue - 17.4%
$2,280	ABIA Development Corp., TX, (Austin Cargoport Development), (AMT), 6.50%, 10/1/24	$2,109,475
3,065	Abia Development Corp., TX, (Austin Cargoport Development), (AMT), 9.25%, 10/1/21	3,354,826
4,500	Alabama IDA, Solid Waste Disposal, (Pine City Fiber Co.), (AMT), 6.45%, 12/1/23	4,783,500
9,095	Alliance Airport Authority, TX, (American Airlines), (AMT), 7.50%, 12/1/29	6,612,338
2,150	Butler, AL, Industrial Development Board, (Georgia-Pacific Corp.), (AMT), 5.75%, 9/1/28	2,180,229
2,000	Camden County, NJ, (Holt Hauling), (AMT), 9.875%, 1/1/21(5)	263,000
3,900	Carbon County, UT, (Laidlaw Environmental Services Inc.), (AMT), 7.45%, 7/1/17	4,022,187
6,810	Dallas-Fort Worth, TX, International Airport Facility Improvements Corp., (AMT), 7.625%, 11/1/21	2,996,400
1,665	Dallas-Fort Worth, TX, International Airport Facility Improvements Corp., DRIVERS, Variable Rate, 12.146%, 11/1/18(1)(2)	2,191,873

See notes to financial statements

8

Eaton Vance High Yield Municipals Fund as of January 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue (continued)
$12,480	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 6.875%, 10/1/32(5)	$10,670,400
7,750	Effingham County, GA, Solid Waste Disposal, (Fort James), (AMT), 5.625%, 7/1/18	7,922,825
450	Florence County, SC, (Stone Container), 7.375%, 2/1/07	453,753
2,700	Hancock County, KY, (Southwire Co.), (AMT), 7.75%, 7/1/25	2,718,306
4,000	Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	4,188,440
5,200	Houston, TX, Airport System, (Continental Airlines), (AMT), 6.75%, 7/1/29	4,352,348
6,365	Indianapolis, IN, Airport Authority, (United Airlines), (AMT), 6.50%, 11/15/31(5)	649,206
3,785	Kansas City, MO, IDA, (Airline Cargo Facilities), (AMT), 8.50%, 1/1/17	3,969,367
1,750	Kenton County, KY, Airport, (Delta Airlines), (AMT), 6.125%, 2/1/22	1,254,680
2,730	Maryland EDA, (AFCO Cargo), (AMT), 6.50%, 7/1/24	2,568,166
655	Maryland EDA, (Air Cargo), (AMT), 7.34%, 7/1/24	666,947
1,300	Michigan Strategic Fund, (S.D. Warren), (AMT), 7.375%, 1/15/22	1,381,328
3,400	Morgantown, KY, Solid Waste Revenue, (IMCO Recycling, Inc.), (AMT), 7.45%, 5/1/22	3,342,846
505	New Albany, IN, IDA, (K-Mart), 7.40%, 6/1/06	496,011
13,000	New Jersey EDA, (Continental Airlines), (AMT), 6.25%, 9/15/29	10,376,860
3,000	New Jersey EDA, (Continental Airlines), (AMT), 6.40%, 9/15/23	2,496,000
4,000	New Jersey EDA, (Holt Hauling), 7.90%, 3/1/27(5)	3,860,000
500	New Jersey EDA, (Holt Hauling), (AMT), 8.95%, 12/15/18(5)	400,750
5,995	New York City, NY, IDA, (American Airlines, Inc.), (AMT), 8.50%, 8/1/28	4,899,953
2,000	Perry County, KY, TJ International, Inc., (AMT), 6.55%, 4/15/27(3)	2,094,740
3,200	Phoenix, AZ, IDA, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	2,481,472
7,565	Puerto Rico Port Authority, (American Airlines), (AMT), 6.25%, 6/1/26	5,349,363
825	Puerto Rico Port Authority, (American Airlines), (AMT), 6.30%, 6/1/23	583,316
3,000	Rumford, ME, Solid Waste Disposal, (Boise Cascade Corp.), (AMT), 6.875%, 10/1/26	3,196,230
		$108,887,135
Insured-Electric Utilities - 3.8%
$5,700	Jea, FL, Electric System, (FSA), 4.75%, 10/1/33	$5,742,465
10,890	Jea, FL, Electric System, (FSA), 4.75%, 10/1/39	10,954,251

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities (continued)
$3,600	Memphis, TN, Electric System, (MBIA), Variable Rate, 15.385%, 12/1/11(1)(2)	$4,868,712
1,500	Puerto Rico Electric Power Authority, RITES, (FSA), Variable Rate, 11.003%, 7/1/29(1)(2)	1,890,150
		$23,455,578
Insured-General Obligations - 1.9%
$1,000	California, Residual Certificates, (AMBAC), Variable Rate, 12.275%, 10/1/30(1)(2)	$1,296,130
1,520	California, RITES, (AMBAC), Variable Rate, 10.156%, 2/1/28(1)(2)	1,944,673
1,580	Mississippi, (FSA), Variable Rate, 11.545%, 11/1/21(1)(2)	2,345,384
4,900	Puerto Rico, (FSA), Variable Rate, 9.459%, 7/1/27(1)(2)	6,287,092
		$11,873,279
Insured-Hospital - 0.5%
$2,415	California Statewide Communities Development Authority, (Sutter Health), (FSA), Variable Rate, 13.093%, 8/15/27(1)(2)	$3,232,840
		$3,232,840
Insured-Miscellaneous - 1.8%
$10,510	Harris County-Houston, TX, Sports Authority, (MBIA), 0.00%, 11/15/26	$3,646,339
10,000	Harris County-Houston, TX, Sports Authority, (MBIA), 0.00%, 11/15/28	3,083,000
4,500	Harris County-Houston, TX, Sports Authority, (MBIA), 5.25%, 11/15/40	4,705,425
		$11,434,764
Insured-Transportation - 3.6%
$6,735	Massachusetts Turnpike Authority, Metropolitan Highway System, (MBIA), 5.00%, 1/1/37	$6,875,021
2,985	Monroe County, NY, Airport Authority, (MBIA), DRIVERS, (AMT), Variable Rate, 9.543%, 1/1/18(1)(4)	3,996,348
2,000	New Jersey Turnpike Authority, RITES, (MBIA), Variable Rate, 11.684%, 1/1/30(1)(2)	2,526,240
3,000	Puerto Rico Highway and Transportation Authority, (FSA), Variable Rate, 10.835%, 7/1/32(1)(2)	3,419,400
20,000	Texas State Turnpike Authority, (AMBAC), 0.00%, 8/15/30	5,595,800
		$22,412,809
Insured-Water and Sewer - 0.6%
$2,550	Connecticut Development Authority, Aquarion Water, RITES, (XLCA), (AMT), Variable Rate, 12.715%, 7/1/38(1)(2)	$2,649,960

See notes to financial statements

9

Eaton Vance High Yield Municipals Fund as of January 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Water and Sewer (continued)
$1,275	New York City, NY, Municipal Water Finance Authority, (Water and Sewer System), (AMBAC), 4.50%, 6/15/29	$1,281,502
		$3,931,462
Lease Revenue / Certificates of Participation - 0.2%
$1,330	New Jersey EDA, (School Facilities), Variable Rate, 10.875%, 6/15/28(1)(2)	$1,435,908
		$1,435,908
Nursing Home - 3.8%
$3,260	Bell County, TX, (Heritage Oaks Healthcare), 6.70%, 6/1/29(5)	$2,229,905
2,960	Clovis, NM, IDR, (Retirement Ranches, Inc.), 7.75%, 4/1/19	3,091,424
2,300	Colorado HFA, (Volunteers of America), 5.75%, 7/1/20	2,189,278
3,600	Colorado HFA, (Volunteers of America), 5.875%, 7/1/28	3,355,524
1,100	Colorado HFA, (Volunteers of America), 6.00%, 7/1/29	998,217
2,500	Massachusetts IFA, (Age Institute of Massachusetts), 8.05%, 11/1/25	2,514,625
1,180	Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	979,943
1,785	Ohio HFA, Retirement Rental Housing, (Encore Retirement Partners), 6.75%, 3/1/19	1,566,927
3,130	Westmoreland, PA, (Highland Health Systems, Inc.), 9.25%, 6/1/22	3,138,545
3,685	Wisconsin HEFA, (Wisconsin Illinois Senior Housing), 7.00%, 8/1/29	3,519,396
		$23,583,784
Other Revenue - 12.3%
$6,000	California Statewide Communities Development Authority, (East Valley Tourist Development Authority), 8.25%, 10/1/14	$6,155,340
1,000	California Statewide Communities Development Authority, (East Valley Tourist Development Authority), 9.25%, 10/1/20	1,099,080
3,000	California Statewide Communities Development Authority, (East Valley Tourist Development Authority), 11.00%, 10/1/20	3,045,900
4,300	Capital Trust Agency, FL, (Seminole Tribe Convention), 8.95%, 10/1/33	4,874,523
9,000	Capital Trust Agency, FL, (Seminole Tribe Convention), 10.00%, 10/1/33	10,246,680
5,375	Golden Tobacco Securitization Corp., CA, 5.50%, 6/1/33	5,773,717
2,295	Golden Tobacco Securitization Corp., CA, 6.625%, 6/1/40	2,319,579
9,125	Golden Tobacco Securitization Corp., CA, Variable Rate, 8.192%, 6/1/33(1)(4)	10,478,785

Principal Amount (000's omitted)	Security	Value
Other Revenue (continued)
$3,300	Golden Tobacco Securitization Corp., CA, Variable Rate, 8.719%, 6/1/38(1)(4)	$3,827,439
4,940	Mohegan Tribe Indians, CT, Gaming Authority, 6.25%, 1/1/31	5,253,295
1,200	Puerto Rico Infrastructure Financing Authority, Variable Rate, 19.305%, 10/1/32(1)(2)	1,820,256
2,000	Sandoval County, NM, (Santa Ana Pueblo), 7.75%, 7/1/15	2,067,560
2,437	Santa Fe, NM, (1st Interstate Plaza), 8.00%, 7/1/13	2,460,630
13,345	Tobacco Settlement Financing Corp., NJ, 6.75%, 6/1/39	13,576,936
3,525	Tobacco Settlement Financing Corp., NJ, Variable Rate, 11.379%, 6/1/39(1)(4)	3,647,494
		$76,647,214
Senior Living / Life Care - 7.3%
$7,655	Albuquerque, NM, Retirement Facilities, (La Vida Liena Retirement Center), 6.60%, 12/15/28	$7,617,797
2,500	Arizona Health Facilities Authority, (Care Institute, Inc. - Mesa), 7.625%, 1/1/26(6)	2,010,550
1,000	Chester, PA, IDA, (Senior Life-Choice of Kimberton), (AMT), 8.50%, 9/1/25	1,035,510
3,500	Delaware County, PA, (White Horse Village), 7.30%, 7/1/14	3,603,670
1,000	Glen Cove, NY, IDA, (The Regency at Glen Cove), 0.00%, 1/1/13	480,340
1,000	Glen Cove, NY, IDA, (The Regency at Glen Cove), 0.00%, 7/1/13	458,600
1,000	Glen Cove, NY, IDA, (The Regency at Glen Cove), 0.00%, 1/1/14	435,990
1,000	Glen Cove, NY, IDA, (The Regency at Glen Cove), 0.00%, 7/1/14	416,160
1,000	Glen Cove, NY, IDA, (The Regency at Glen Cove), 0.00%, 1/1/15	395,280
1,000	Glen Cove, NY, IDA, (The Regency at Glen Cove), 0.00%, 7/1/15	376,420
1,000	Glen Cove, NY, IDA, (The Regency at Glen Cove), 0.00%, 1/1/16	358,430
1,000	Glen Cove, NY, IDA, (The Regency at Glen Cove), 0.00%, 7/1/16	341,230
1,000	Glen Cove, NY, IDA, (The Regency at Glen Cove), 0.00%, 1/1/17	324,760
1,000	Glen Cove, NY, IDA, (The Regency at Glen Cove), 0.00%, 7/1/17	309,200
1,000	Glen Cove, NY, IDA, (The Regency at Glen Cove), 0.00%, 1/1/18	294,350
1,000	Glen Cove, NY, IDA, (The Regency at Glen Cove), 0.00%, 7/1/18	280,160
1,000	Glen Cove, NY, IDA, (The Regency at Glen Cove), 0.00%, 1/1/19	266,730

See notes to financial statements

10

Eaton Vance High Yield Municipals Fund as of January 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Senior Living / Life Care (continued)
$1,000	Glen Cove, NY, IDA, (The Regency at Glen Cove), 0.00%, 7/1/19	$253,870
1,860	Grove City, PA, Area Hospital Authority, (Grove Manor), 6.625%, 8/15/29	1,939,162
3,465	Illinois Development Finance Authority, (Care Institute, Inc. - Illinois), 7.80%, 6/1/25	3,571,479
7,500	Kansas City, MO, IDA, (Kingswood United Methodist Manor), 5.875%, 11/15/29	6,969,150
5,165	Massachusetts IFA, (Forge Hill), (AMT), 6.75%, 4/1/30	4,947,863
6,470	Minneapolis, MN, (Walker Methodist Senior Services), 6.00%, 11/15/28	5,118,999
5,205	North Miami, FL, Health Care Facilities, (Imperial Club), 8.00%, 1/1/33	3,852,637
		$45,658,337
Special Tax Revenue - 3.5%
$2,240	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	$2,299,651
3,355	Bell Mountain Ranch, CO, Metropolitan District, 7.375%, 11/15/19	3,575,189
2,350	Concorde Estates Community Development, FL, 5.85%, 5/1/35	2,373,030
3,800	Cottonwood, CO, Water and Sanitation District, 7.75%, 12/1/20	3,988,670
2,325	New Jersey EDA, (Cigarette Tax), 5.50%, 6/15/24	2,438,878
2,500	New Jersey EDA, (Cigarette Tax), 5.50%, 6/15/31	2,602,900
2,000	New Jersey EDA, (Cigarette Tax), 5.75%, 6/15/29	2,125,640
2,500	Southern Hills Plantation I Community Development District, FL, 5.80%, 5/1/35	2,509,175
		$21,913,133
Transportation - 5.3%
$925	Eagle County, CO, (Eagle County Airport Terminal), (AMT), 7.00%, 5/1/21	$913,049
1,375	Eagle County, CO, (Eagle County Airport Terminal), (AMT), 7.125%, 5/1/31	1,348,889
400	Eagle County, CO, (Eagle County Airport Terminal), (AMT), 7.50%, 5/1/21	408,456
5,000	New Jersey Transportation Trust Fund Authority, Variable Rate, 7.93%, 6/15/17(1)(4)	5,772,700
3,500	Port Authority of New York and New Jersey, 5.00%, 9/1/38	3,643,255
19,970	Puerto Rico Highway and Transportation Authority, 5.125%, 7/1/39	20,856,269
		$32,942,618

Value
Total Tax-Exempt Investments - 98.1% (identified cost $587,375,630)	$612,864,362
Other Assets, Less Liabilities - 1.9%	$11,671,805
Net Assets - 100.0%	$624,536,167

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

At January 31, 2005, the concentration of the Fund's investments in the various states, determined as a percentage of net assets, is as follows:

California  13.5%

Others, representing less than 10% individually  84.6%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2005, 12.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.4% to 5.5% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2005, the aggregate value of the securities is $84,628,829 or 13.6% of the Fund's net assets.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at January 31, 2005.

(3)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at January 31, 2005.

(5)  Defaulted bond.

(6)  Security is in default and making only partial interest payments.

See notes to financial statements

11

Eaton Vance High Yield Municipals Fund as of January 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of January 31, 2005

Assets
Investments, at value (identified cost, $587,375,630)	$612,864,362
Cash	2,512,554
Receivable for investments sold	75,000
Receivable for Fund shares sold	1,823,798
Interest receivable	12,162,955
Total assets	$629,438,669
Liabilities
Dividends payable	$1,761,284
Payable for Fund shares redeemed	1,407,000
Payable for open swap contracts	1,214,868
Payable for daily variation margin on open financial futures contracts	241,411
Payable to affiliate for distribution and service fees	123,079
Accrued expenses	154,860
Total liabilities	$4,902,502
Net Assets	$624,536,167
Sources of Net Assets
Paid-in capital	$653,006,498
Accumulated net realized loss (computed on the basis of identified cost)	(46,781,044)
Accumulated distributions in excess of net investment income	(678,508)
Net unrealized appreciation (computed on the basis of identified cost)	18,989,221
Total	$624,536,167
Class A Shares
Net Assets	$354,880,792
Shares Outstanding	35,154,922
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.09
Maximum Offering Price Per Share (100 ÷ 95.25 of $10.09)	$10.59
Class B Shares
Net Assets	$165,787,344
Shares Outstanding	16,475,227
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.06
Class C Shares
Net Assets	$103,868,031
Shares Outstanding	11,118,276
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.34
On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
January 31, 2005

Investment Income
Interest	$15,983,438
Interest allocated from Portfolio	24,886,055
Expenses allocated from Portfolio	(2,251,005)
Total investment income	$38,618,488
Expenses
Investment adviser fee	$1,344,829
Trustees' fees and expenses	7,542
Distribution and service fees
Class A	759,045
Class B	1,758,196
Class C	909,044
Transfer and dividend disbursing agent fees	248,938
Custodian fee	127,996
Legal and accounting services	43,115
Registration fees	116,221
Printing and postage	38,053
Miscellaneous	37,732
Total expenses	$5,390,711
Deduct - Reduction of custodian fee	$31,936
Total expense reductions	$31,936
Net expenses	$5,358,775
Net investment income	$33,259,713
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$(5,952,999)
Investment transactions from Portfolio (identified cost basis)	(7,448)
Financial futures contracts	(881,233)
Financial futures contracts from Portfolio	(11,368,998)
Net realized loss	$(18,210,678)
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$29,445,050
Investments from Portfolio (identified cost basis)	(14,034,959)
Financial futures contracts	(4,917,660)
Financial futures contracts from Portfolio	2,305,364
Swap contracts	(582,805)
Swap contracts from Portfolio	(632,063)
Net change in unrealized appreciation (depreciation)	$11,582,927
Net realized and unrealized loss	$(6,627,751)
Net increase in net assets from operations	$26,631,962

See notes to financial statements

12

Eaton Vance High Yield Municipals Fund as of January 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended January 31, 2005	Year Ended January 31, 2004
From operations - Net investment income	$33,259,713	$26,301,400
Net realized gain (loss) from investment transactions and financial futures contracts	(18,210,678)	1,909,160
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, and swaps contracts	11,582,927	18,593,451
Net increase in net assets from operations	$26,631,962	$46,804,011
Distributions to shareholders - From net investment income Class A	$(19,109,194)	$(11,093,470)
Class B	(9,797,563)	(11,574,935)
Class C	(5,030,510)	(2,884,924)
Total distributions to shareholders	$(33,937,267)	$(25,553,329)
Transactions in shares of beneficial interest - Proceeds from sale of shares Class A	$147,156,991	$123,051,796
Class B	30,010,850	41,975,685
Class C	50,555,874	49,736,323
Net asset value of shares issued to shareholders in payment of distributions declared Class A	6,570,379	3,067,860
Class B	3,603,775	3,513,046
Class C	1,924,218	1,171,511
Cost of shares redeemed Class A	(76,023,685)	(43,590,070)
Class B	(35,195,688)	(32,110,446)
Class C	(26,393,719)	(10,042,789)
Net asset value of shares exchanged Class A	42,053,562	-
Class B	(42,053,562)	-
Net increase in net assets from Fund share transactions	$102,208,995	$136,772,916
Net increase in net assets	$94,903,690	$158,023,598

Net Assets	Year Ended January 31, 2005	Year Ended January 31, 2004
At beginning of year	$529,632,477	$371,608,879
At end of year	$624,536,167	$529,632,477
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(678,508)	$594,939

See notes to financial statements

13

Eaton Vance High Yield Municipals Fund as of January 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended January 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.230	$9.730	$9.660	$9.800	$9.790
Income (loss) from operations
Net investment income	$0.614	$0.668	$0.682	$0.627	$0.640
Net realized and unrealized gain (loss)	(0.125)	0.486	0.031	(0.128)	0.015
Total income from operations	$0.489	$1.154	$0.713	$0.499	$0.655
Less distributions
From net investment income	$(0.629)	$(0.654)	$(0.643)	$(0.639)	$(0.645)
Total distributions	$(0.629)	$(0.654)	$(0.643)	$(0.639)	$(0.645)
Net asset value - End of year	$10.090	$10.230	$9.730	$9.660	$9.800
Total Return(3)	5.05%	12.25%	7.59%	5.18%	6.89%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$354,881	$238,169	$147,004	$134,950	$117,525
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.99%	1.02%	1.05%	1.07%	1.08%
Expenses after custodian fee reduction(4)	0.98%	1.02%	1.05%	1.07%	1.08%
Net investment income	6.17%	6.70%	7.01%	6.37%	6.52%
Portfolio Turnover of the Portfolio(5)	42%	40%	15%	24%	30%
Portfolio Turnover of the Fund	10%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per-share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

14

Eaton Vance High Yield Municipals Fund as of January 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended January 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.200		$9.700	$9.640	$9.770	$9.750
Income (loss) from operations
Net investment income	$0.542		$0.600	$0.606	$0.545	$0.559
Net realized and unrealized gain (loss)	(0.129)		0.479	0.022	(0.120)	0.016
Total income from operations	$0.413		$1.079	$0.628	$0.425	$0.575
Less distributions
From net investment income	$(0.553)		$(0.579)	$(0.568)	$(0.555)	$(0.555)
Total distributions	$(0.553)		$(0.579)	$(0.568)	$(0.555)	$(0.555)
Net asset value - End of year	$10.060		$10.200	$9.700	$9.640	$9.770
Total Return(3)	4.52	%(6)	11.44%	6.66%	4.38%	6.02%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$165,787		$212,391	$188,959	$187,232	$191,418
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.74%		1.77%	1.80%	1.82%	1.87%
Expenses after custodian fee reduction(4)	1.73%		1.77%	1.80%	1.82%	1.87%
Net investment income	5.46%		6.04%	6.25%	5.56%	5.72%
Portfolio Turnover of the Portfolio(5)	42%		40%	15%	24%	30%
Portfolio Turnover of the Fund	10%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per-share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(6)  Total return reflects an increase of 0.18% due to a change in timing of payment and reinvestment of distributions.

See notes to financial statements

15

Eaton Vance High Yield Municipals Fund as of January 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended January 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$9.470		$9.000	$8.950	$9.060	$9.030
Income (loss) from operations
Net investment income	$0.498		$0.543	$0.561	$0.511	$0.516
Net realized and unrealized gain (loss)	(0.115)		0.465	0.017	(0.112)	0.019
Total income from operations	$0.383		$1.008	$0.578	$0.399	$0.535
Less distributions
From net investment income	$(0.513)		$(0.538)	$(0.528)	$(0.509)	$(0.505)
Total distributions	$(0.513)		$(0.538)	$(0.528)	$(0.509)	$(0.505)
Net asset value - End of year	$9.340		$9.470	$9.000	$8.950	$9.060
Total Return(3)	4.40	%(6)	11.53%	6.61%	4.43%	6.04%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$103,868		$79,072	$35,646	$23,470	$17,285
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.74%		1.77%	1.80%	1.82%	1.89%
Expenses after custodian fee reduction(4)	1.73%		1.77%	1.80%	1.82%	1.89%
Net investment income	5.41%		5.88%	6.22%	5.62%	5.70%
Portfolio Turnover of the Portfolio(5)	42%		40%	15%	24%	30%
Portfolio Turnover of the Fund	10%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per-share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(6)  Total return reflects an increase of 0.10% due to a change in timing of payment and reinvestment of distributions.

See notes to financial statements

16

Eaton Vance High Yield Municipals Fund as of January 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance High Yield Municipals Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund seeks to achieve high current income exempt from regular federal income tax. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

On September 10, 2004, the Fund received its pro rata share of cash and securities from the High Yield Municipals Portfolio (the Portfolio) in a complete liquidation of its interest in the Portfolio. Subsequent to September 10, 2004, the Fund invests directly in securities rather than through the Portfolio and maintains the same investment objective.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Interest rate swaps are normally valued on the basis of valuations furnished by a broker. Short-term obligations maturing in sixty days or less are valued at amortized cost which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

C  Expenses - The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $46,220,511, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire January 31, 2013 ($23,032,311), January 31, 2012 ($707,905), January 31, 2011 ($12,893,267), January 31, 2010 ($628,329), January 31, 2009 ($4,844,026), January 31, 2008 ($2,693,858), and January 31, 2006 ($1,420,815). Dividends paid by the Fund from net tax-exempt interest on municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

Additionally, at January 31, 2005, the Fund had net capital losses of $6,370,032 attributable to security transactions incurred after October 31, 2004. These are treated as arising on the first day of the Fund's taxable year ended January 31, 2006.

E  Financial Futures Contracts - Upon entering into a financial futures contract, the Fund is required to deposit (initial margin) either in cash or securities an

17

Eaton Vance High Yield Municipals Fund as of January 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Interest Rate Swaps - The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements the Fund makes bi-annual payments at a fixed interest rate. In exchange, the Fund receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Fund does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

G  Legal Fees - Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

H  When-issued and Delayed Delivery Transactions - The Fund may engage in when-issued and delayed delivery transactions. The Fund records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

I  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.

J  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K  Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

L  Other - Investment transactions are accounted for on a trade-date basis. Realized gains and losses are computed based on the specific identification of securities sold.

2  Distributions to Shareholders

The net income of the Fund is determined daily, and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

18

Eaton Vance High Yield Municipals Fund as of January 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

The tax character of distributions paid for the years ended January 31, 2005 and January 31, 2004 was as follows:

	Year Ended January 31,
	2005	2004
Distributions declared from:
Tax-exempt income	$33,909,425	$25,535,832
Ordinary income	$27,842	$17,497

During the year ended January 31, 2005, accumulated paid-in capital was decreased by $127, net investment loss was increased by $595,893, and accumulated net realized loss was decreased by $596,020 primarily due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

As of January 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$1,082,776
Capital loss carryforwards	$(46,220,511)
Unrealized appreciation	$24,798,720
Other temporary differences	$(8,131,316)

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2005	2004
Sales	14,691,208	12,239,678
Issued to shareholders electing to receive payments of distributions in Fund shares	660,372	306,447
Redemptions	(7,642,191)	(4,382,440)
Exchange from Class B shares	4,170,262	-
Net increase	11,879,651	8,163,685

	Year Ended January 31,
Class B	2005	2004
Sales	3,018,638	4,221,260
Issued to shareholders electing to receive payments of distributions in Fund shares	362,159	353,078
Redemptions	(3,543,506)	(3,235,608)
Exchange to Class A shares	(4,184,249)	-
Net increase (decrease)	(4,346,958)	1,338,730
	Year Ended January 31,
Class C	2005	2004
Sales	5,431,928	5,349,946
Issued to shareholders electing to receive payments of distributions in Fund shares	208,617	126,693
Redemptions	(2,872,362)	(1,085,426)
Net increase	2,768,183	4,391,213

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e. income other than gains from the sales of securities). For the period from February 1, 2004 to September 10, 2004, the advisory fee allocated from the Portfolio amounted to $2,030,688, representing 0.59% (annualized) of the Portfolio's average daily net assets. For the period from September 11, 2004 to January 31, 2005, the Fund's advisory fee amounted to $1,344,829, representing 0.60% (annualized) of the Fund's average daily net assets.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. For the year ended January 31, 2005, EVM earned $18,933 in sub-transfer agent fees.

19

Eaton Vance High Yield Municipals Fund as of January 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $110,441 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2005.

Except as to Trustees of the Fund who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,318,647 and $681,783 for Class B and Class C shares, respectively, to or payable to EVD for the year ended January 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares. At January 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $18,304,000 and $9,784,000 for Class B and Class C shares, respectively.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended January 31, 2005 amounted to $759,045, $439,549, and $227,261 for Class A, Class B, and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $70,000, $305,000 and $42,000 of CDSC paid by shareholders for Class A, Class B shares and Class C shares, respectively, for the year ended January 31, 2005.

7  Investment Transactions

Purchases and sales of investments by the Portfolio, other than U.S. Government securities and short-term obligations, aggregated $291,728,182 and $225,549,004, respectively, for the period from February 1, 2004 to September 10, 2004. Purchases and sales of investments by the Fund, other than short-term obligations, aggregated $93,262,722 and $59,386,659, respectively, for the period from September 11, 2004 to January 31, 2005.

20

Eaton Vance High Yield Municipals Fund as of January 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at January 31, 2005 as computed on a federal income tax basis, were as follows:

Aggregate cost	$581,566,131
Gross unrealized appreciation	$50,513,931
Gross unrealized depreciation	(19,215,700)
Net unrealized appreciation	$31,298,231

9  Line of Credit

The Fund participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2005.

10 Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at January 31, 2005 is as follows:

Futures Contracts
Expiration Date(s)	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation
3/05	1,200 U.S. Treasury Bond	Short	$(133,122,950)	$(137,812,500)	$(4,689,550)
3/05	1,050 U.S. Treasury Note	Short	(117,283,818)	(117,878,911)	(595,093)
					$(5,284,643)

At January 31, 2005, the Fund has entered into an interest rate swap agreement with Morgan Stanley Capital Services, Inc. whereby the Fund will make semi-annual payments at a fixed rate equal to 5.1225% on the current notional amount of $25,000,000. The effective date of the swap is February 7, 2005. In exchange, the Fund will receive quarterly payments equal to the three-month USD-LIBOR on the same notional amount. The value of the contract, which terminates on February 7, 2015, is recorded as a payable for open swap contracts of $1,214,868 at January 31, 2005.

At January 31, 2005, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

21

Eaton Vance High Yield Municipals Fund as of January 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance High Yield Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance High Yield Municipals Fund (one of the series of Eaton Vance Municipals Trust II) (the "Trust") as of January 31, 2005 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Yield Municipals Fund as of January 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 22, 2005

22

Eaton Vance High Yield Municipals Fund as of January 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2005 showed the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends - 99.92%

23

Eaton Vance High Yield Municipals Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Since 1993	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 195 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	195	Director of EVC

Noninterested Trustee(s)

Samuel L. Hayes, III 2/23/35	Chairman of the Board and Trustee	Trustee since 1993 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	195	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	195	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington, DC (1991-2000).	195	None

Norton H. Reamer 9/21/35	Trustee	Since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	195	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	195	None

24

Eaton Vance High Yield Municipals Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas J. Fetter 8/20/43	President	Since 1993	Vice President of EVM and BMR. Officer of 124 registered investment companies managed by EVM or BMR.

William H. Ahern 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 78 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 44 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 84 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1993	Vice President of EVM and BMR. Officer of 124 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 195 registered investment companies managed by EVM or BMR.

James L. O'Connor 4/1/45	Treasurer	Since 1993	Vice President of BMR, EVM and EVD. Officer of 117 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 195 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

25

Investment Adviser of Eaton Vance High Yield Municipals Fund

Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance High Yield Municipals Fund

Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter

Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian

Investors Bank &Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance High Yield Municipals Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus.  Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses.  The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor.  Please read the prospectus carefully before you invest or send money.  For further information please call 800-225-6265.

416-3/05	HYSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services.

(a) –(d)

Eaton Vance Florida Insured Municipals Fund, Eaton Vance Hawaii Municipals Fund, Eaton Vance High Yield Municipals Fund and Eaton Vance Kansas Municipals Fund, (the “Fund(s)”) are the series of Eaton Vance Municipals Trust (the “Trust”), a Massachusetts business trust.  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended January 31, 2004 and January 31, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Florida Insured Municipals Fund

Fiscal Years Ended	1/31/04	1/31/05

Audit Fees	$28,200	$21,166

Audit-Related Fees(1)	0	0

Tax Fees(2)	9,200	9,400

All Other Fees(3)	0	0

Total	$37,400	$30,566

Eaton Vance Hawaii Municipals Fund

Fiscal Years Ended	1/31/04	1/31/05

Audit Fees	$24,900	$18,592

Audit-Related Fees(1)	0	0

Tax Fees(2)	9,200	9,400

All Other Fees(3)	0	0

Total	$34,100	$27,992

Eaton Vance High Yield Municipals Fund

Fiscal Years Ended	1/31/04	1/31/05

Audit Fees	$49,600	$55,720

Audit-Related Fees(1)	0	0

Tax Fees(2)	9,200	9,400

All Other Fees(3)	0	0

Total	$58,800	$65,120

Eaton Vance Kansas Municipals Fund

Fiscal Years Ended	1/31/04	1/31/05

Audit Fees	$24,900	$18,592

Audit-Related Fees(1)	0	0

Tax Fees(2)	9,200	9,400

All Other Fees(3)	0	0

Total	$34,100	$27,992

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to     the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Funds, comprising all of the series of the Trust, have the same fiscal year end (January 31).  The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the series in the Trust by the principal accountant of each series, Deloitte & Touche LLP (“D&T”), for the last two fiscal years of each series.

Fiscal Years Ended	1/31/04	1/31/05

Audit Fees	$127,600	$114,070

Audit-Related Fees(1)	0	0

Tax Fees(2)	36,800	37,600

All Other Fees(3)	0	0

Total	$164,400	$151,670

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Fund’s fiscal year ended January 31, 2005, $35,000 was billed by “D&T”, the principal accountant for the series, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge f its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by “D&T” for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/04	1/31/05

Registrant(1)	$36,800	$37,600

Eaton Vance(2)	$479,858	$384,713

(1)   Includes all of the Series of the Trust.

(2)   The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 9. Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust II

By:	/s/ Thomas J. Fetter
Thomas J. Fetter
President

Date:	March 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James L. O’Connor
James L. O’Connor
Treasurer

Date:	March 22, 2005

By:	/s/ Thomas J. Fetter
Thomas J. Fetter
President

Date:	March 22, 2005